                             WESTERBEKE CORPORATION

                      PRESENTATION TO THE SPECIAL COMMITTEE
                            OF THE BOARD OF DIRECTORS

                                 APRIL 29, 2003




                        S t o u t | R i s i u s | R o s s

                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

I.       Overview of the Engagement.......................................    1
             A.   Summary of the Proposed Transaction.....................    1
             B.   Role of Stout Risius Ross, Inc..........................    2
             C.   Due Diligence...........................................    2

II.      Overview of Westerbeke Corporation
             A.         Business Description..............................    4
             B.         Financial Profile.................................    5
             C.         Stock Ownership...................................    6
             D.         Trading Profile...................................    7

III.     Valuation of the Company
             A.         Valuation Considerations and Issues...............   10
             B.         Valuation Conclusions.............................   12
             C.         Discounted Cash Flow Method.......................   13
             D.         Guideline Company Method..........................   19

IV.      Premiums Paid Analysis
             A.         All Merger & Acquisition Transactions.............   22
             B.         All Going-Private Transactions....................   25
             C.         Selected Going-Private Transactions...............   26

V.       Conclusions
             A.         Analysis of Offer Price...........................   28
             B.         Conclusion as to Fairness.........................   29

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
                                    EXHIBITS

A.    Westerbeke Corporation Historical Financial Statements

B.    Weighted Average Cost of Capital

C.    Descriptions of the Guideline Companies

D.    Selected Financial Information of the Guideline Companies

E.    Selected Going-Private Transactions

F.    Selected Marine Industry M&A Transactions

G.    Summary of Valuation Approaches


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
I.    OVERVIEW OF THE ENGAGEMENT

A. SUMMARY OF THE PROPOSED TRANSACTION

   - The Board of Directors (the "Board") of Westerbeke Corporation (hereinafter, "Westerbeke" or the "Company") has received a proposal from John H. Westerbeke, Jr. pursuant to the terms of which Westerbeke Acquisition Corporation (the "Purchaser"), a newly formed company controlled by Mr. Westerbeke and his affiliates (including any immediate family thereof), will acquire all outstanding shares of the Company's common stock other than shares held by the Purchaser at a price of $3.00 per share in cash and will be merged with and into Westerbeke (hereinafter, the Purchaser's acquisition of the Company's stock and other related transactions disclosed to Stout Risius Ross, Inc. are collectively referred to as the "Transaction"). Mr. Westerbeke is the President and the Chairman of the Board of Directors of the Company.

   - The Purchaser owns 1,098,250 of the 1,954,809 shares of the Company's common stock currently outstanding (i.e., 56%), and also owns options to purchase an additional 150,000 shares at a price of $1.125 per share.

   - The Transaction requires the approval of at least a majority of the Company's common shares not held by either the Purchaser and its affiliates or Westerbeke's officers and directors.

   - The Board of Directors of the Company has formed a special committee of the Board of Directors (the "Special Committee") to consider certain matters regarding the Transaction, including the ability to disapprove of the Transaction.

   - The Company, the Board, the Special Committee, and the Company's officers employees, agents, and representatives may, until 40 days from the execution of the Agreement and Plan of Merger by and between Westerbeke Corporation and Westerbeke Acquisition Corporation, initiate, solicit, encourage, and facilitate the making of third-party offers to acquire the Company that could, in the Special Committee's sole discretion, lead to a superior acquisition proposal.

B. ROLE OF STOUT RISIUS ROSS, INC.

   - The Special Committee has requested that Stout Risius Ross, Inc. render an opinion (the "Opinion") as to the fairness or inadequacy, from a financial point of view, to the public shareholders of the Company, other than the Purchaser, of the consideration to be received by them in connection with the Transaction.


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
C. DUE DILIGENCE

In connection with rendering the Opinion, we have made such reviews, analyses, and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we relied on the following sources of information in performing our analysis:

      - Westerbeke's annual reports on Form 10-K for the five fiscal years ended October 24, 1998 through October 26, 2002, and Westerbeke's quarterly report on Form 10-Q for the quarter ended January 25, 2003;

      - Company-prepared internal financial statements for the five fiscal years ended October 24, 1998 through October 26, 2002, and for the quarter ended January 25, 2003;

      - Company-prepared financial projections for the fiscal years ending October 2003 through October 2006; and

      - The draft Agreement and Plan of Merger by and between Westerbeke Corporation and Westerbeke Acquisition Corporation, dated March 13, 2003.

In addition, we employed the following procedures in performing our analysis:

      - Interviews of certain members of senior management of the Company, including John H., Westerbeke, Jr., President and Chairman of the Board, and Gregory Haidemenos, Chief Financial Officer, to discuss the Company's history, operations, financial condition, industry, and future prospects;

      - A visit to the Company's headquarters and manufacturing facility in Taunton, Massachusetts;

      - A review of the historical market prices and trading volume of the Company's publicly-traded common stock, an analysis of the stockholder profile of the Company and the number of stockholders, and a review of publicly available news articles and press releases relating to the Company;

      - A review of publicly available financial data of certain publicly-traded companies that we deem comparable to Westerbeke;


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
      - A review of publicly available information regarding certain transactions involving companies that we deem comparable to Westerbeke;

      - A review of premiums paid in certain going-private transactions that we deem relevant; and

      - Such other studies, analyses, and inquiries as we have deemed appropriate.


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
II.   OVERVIEW OF WESTERBEKE CORPORATION

A. BUSINESS DESCRIPTION

   - Westerbeke designs, manufactures, and markets marine engine and air-conditioning products, including diesel and gasoline engine-driven electrical generator sets, inboard propulsion engines, self-contained, reverse-cycle air conditioners, and associated spare parts and accessories. In addition, the Company manufactures and markets electrical generator sets for use in non-marine applications.

   - At the close of fiscal 2002, the Company's marine product line consisted of 26 models of electrical generator sets, 22 models of inboard propulsion engines, and 2 models of self-contained, reverse-cycle air conditioners. The Company's non-marine product line consisted of 9 models of electrical generator sets.

   - The Company's marine generator sets are installed in powerboats, houseboats, large sailboats, and other pleasure and commercial boats to provide electricity for communication and navigational equipment, lighting, refrigeration, and other safety, operating and convenience needs. The Company's propulsion engines are inboard engines, generally installed as auxiliary power systems for sailboats of up to 50 feet in length. Westerbeke's marine air-conditioning products may be installed in powerboats, houseboats, sailboats, and other pleasure and commercial boats.

   - The Company's non-marine generator sets may be installed in fire trucks, rescue vehicles, motor coaches, refrigerated trucks and other specialty vehicles to provide electricity for lighting, refrigeration, and other safety, operating, and convenience needs.

   - The Company's marine engine product lines are marketed under the Westerbeke and Universal brand names. The air-conditioning product line is marketed under the Rotary Aire brand name.

   - The Company's marine engine and air conditioning products are marketed through a nationwide and international network of distributors, including 10 domestic and 57 foreign distributors.

   - Operations are conducted from a 110,000 square-foot manufacturing and office facility located in Taunton, Massachusetts.

   -  In 2002, Westerbeke had 79 full-time employees.


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
B. FINANCIAL PROFILE

   - Sales declined from a record high of $34.5 million in fiscal 2000 to $25.5 million in fiscal 2002 due to a deterioration of general economic and business conditions in the recreational marine market, a decrease in unit volume resulting from lower demand for new boats, and the loss of the Company's largest customer (Brunswick Corporation) during fiscal 2002.

   - Despite the loss of the Company's largest customer, sales of $4.50 million in the first quarter of fiscal 2003 were approximately even with sales of $4.67 million in the first quarter of fiscal 2002.

   - Adjusted earnings before interest, taxes, depreciation, and amortization ("EBITDA") has fallen from approximately $2.4 million in fiscal 2000 to just $346,000 in the latest twelve months ("LTM") ended January, 2003 as a result of the decrease in sales, a slight deterioration in the Company's gross profit margin, and steadily increasing overhead costs.

                 SUMMARY OF HISTORICAL FINANCIAL PERFORMANCE (1)
                                 ($ IN MILLIONS)

                                       For the Fiscal Year Ended                 12 Months
                     ----------------------------------------------------------    Ended
                     10/24/1998  10/23/1999  10/21/2000  10/27/2001  10/26/2002  1/25/2003
                     ----------  ----------  ----------  ----------  ----------  ---------
Net Sales             $26,202     $29,114     $34,528     $28,694     $25,526    $25,347

Gross Profit            5,966       6,563       7,752       6,461       5,559      5,551
  Gross Profit %         22.8%       22.5%       22.5%       22.5%       21.8%      21.9%

Adjusted EBITDA         1,932       1,829       2,419       1,507         346        349
  Adjusted EBITDA %       7.4%        6.3%        7.0%        5.3%        1.4%       1.4%

(1) Source: Westerbeke annual report on Form 10-K and quarterly report on Form 10-Q. The financial information presented herein has been adjusted for certain nonrecurring and nonoperating income and expense items. See Exhibit A for a full disclosure of these adjustments, which are based on information provided by and discussions with management.


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
C. STOCK OWNERSHIP

   - Ownership of Westerbeke stock is characterized by a single controlling owner and a minority interest traded in the public market. Ownership of the 43.8% of outstanding shares not held by John Westerbeke is widely dispersed, with just one owner holding more than 5% of the total shares outstanding. Moreover, the directors and officers of the Company, other than John H. Westerbeke, own a very small percentage of the outstanding shares, and institutional ownership is low.

                             MAJOR SHAREHOLDERS (1)

                                                       Shares        % of Total
                                                      ---------      ----------
Institutional Investors
  Dimensional Fund Advisors, Inc.                        27,100          1.39%
  MFC Global Investment Management USA, Ltd.                313          0.02%
                                                      ---------        ------
    Total Institutions                                   27,413          1.40%

Insiders
  John H. Westerbeke, Jr.                             1,098,250         56.18%
  James W. Storey                                         9,000          0.46%
  Thomas M. Haythe                                        5,000          0.26%
                                                      ---------        ------
    Total Insiders                                    1,112,250         56.90%

5% Beneficial Owners
  Marvin A. Gordon                                      100,000          5.12%

Other Public Stockholders                               715,146         36.58%
                                                      ---------        ------

Basic Shares (2)                                      1,954,809        100.00%
                                                      =========        ======

(1) Source: Bloomberg, LP and Westerbeke annual report on Form 10-K for the fiscal year ended October 26, 2002.

(2) Reflects total shares outstanding as of February 7, 2003 per Westerbeke's quarterly report on form 10-Q dated 02/19/03.


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
D. TRADING PROFILE

   - Westerbeke shares are very thinly traded and are held by approximately 300 stockholders. Total trading volume during the most recent 52-week period represented less than one-quarter of total publicly traded shares, and daily trading volume averages less than 0.1% of total publicly traded shares. As a result, above-average trading volume tends to result in disproportionately large swings in share price.

   - Westerbeke shares are not covered by Wall Street analysts and therefore have little public following.

   - Share price performance has generally tracked that of the S&P 500 during the last three years, and has ranged from a high of $3.38 per share in September 2000 to a low of $1.05 per share in July 2002.

       DAILY STOCK PRICE AND TRADING VOLUME BASED ON CLOSING PRICES FROM
                               4/24/02 TO 4/23/03

                             Summary Statistics (1)

               Closing Price on 4/23/03            $     1.69
               High Closing Price                  $     2.51
               Low Closing Price                   $     1.05
               Average Closing Price               $     1.62
               Median Closing Price                $     1.61
               Total Annual Volume                    212,900
               Average Daily Trading Volume               845
               Approximate Float                    1,000,000
               Annual Volume as a % of Float             21.3%
               Daily Volume as a % of Float              0.08%

               (1)   Source: Thomson Financial


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
TRADING PROFILE (CONT.)


                             WESTERBEKE CORPORATION
                    3-YEAR RELATIVE STOCK PRICE PERFORMANCE


                 (3-YEAR RELATIVE STOCK PRICE PERFORMANCE GRAPH)


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
TRADING PROFILE (CONT.)


                             WESTERBEKE CORPORATION
                         3-YEAR PRICE AND VOLUME TREND


                     (3-YEAR PRICE AND VOLUME TREND GRAPH)


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
III.  VALUATION OF THE COMPANY

A. VALUATION CONSIDERATIONS AND ISSUES

   - In assessing the fairness of the Transaction, we considered valuation techniques including the Income Approach and the Market Approach. Specifically, we considered the results of the Discounted Cash Flow Method (Income Approach), the Guideline Company Method (Market Approach), and the Transaction Method (Market Approach). A summary of the primary considerations under each method of valuation is provided below.

   Discounted Cash Flow Method

   - The Company's sales and operating profits are tied to the fortunes of the recreational marine industry, which in turn is highly correlated with domestic and international economic conditions.

   - The Company's operating results have varied historically, and have trended downward in recent years as a result of a number of factors discussed previously.

   - The Company's future performance will be dependent upon the ability to replace sales lost as a result of the loss of its largest customer and the ability to maintain and grow market share in the face of a changing competitive environment, an uncertain economic climate, and difficult conditions within the leisure industry.

   Guideline Company Method

   - Stout Risius Ross undertook an extensive review of publicly available information and held discussions with management in order to identify comparable public companies (i.e., companies with an underlying similarity of relevant investment characteristics, such as markets, products, growth, cyclical variability, or other pertinent factors).

   - Westerbeke's primary competitors include small, privately-held companies and divisions of large, multi-national conglomerates. As such, we find no public companies directly comparable to Westerbeke in terms of size, products, and markets served.


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
Guideline Company Method (cont.)

   - However, we were able to identify five publicly-traded companies operating primarily in the recreational marine industry for use in our analysis.

         -  Brunswick Corporation
         -  The Coast Distribution System, Inc.
         -  Fountain Powerboat Industries, Inc.
         -  Johnson Outdoors Inc.
         -  Marine Products Corporation

Transaction Method

   - Stout Risius Ross undertook an extensive review of publicly available information and held discussions with management in order to identify merger and acquisition transactions involving companies similar to Westerbeke.

   - We were able to identify over twenty transactions involving companies operating in the recreational marine industry that have occurred in recent years. However, there were an insufficient number of transactions with disclosure of financial terms from which to draw any meaningful conclusions to apply in our analysis. As such, we were unable to apply the Transaction Method in our analysis of the fairness of the Transaction. A brief summary of the identified transactions is included in Exhibit F.


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
B. VALUATION CONCLUSIONS

                                                                        Low          High
                                                                    -----------   -----------
Valuation Method
   Discounted Cash Flow Method                                      $ 3,300,000   $ 7,700,000
   Guideline Company Method                                           4,000,000     9,000,000

CONCLUDED ENTERPRISE VALUE                                            3,500,000     8,500,000

Less: Interest-bearing Debt                                          (4,687,500)   (4,687,500)
Plus: Cash and Nonoperating Assets (1)                                2,876,300     2,876,300
                                                                    -----------   -----------


Value of Equity                                                       1,688,800     6,688,800

Plus: Proceeds from "In-the-money" Options Outstanding (2)              168,750       168,750
                                                                    -----------   -----------

Adjusted Value of Equity                                            $ 1,857,550   $ 6,857,550

Basic Shares Outstanding                                              1,954,809     1,954,809
Plus: "In-the-money" Options Outstanding                                150,000       150,000
                                                                    -----------   -----------

Fully Diluted Shares Outstanding                                      2,104,809     2,104,809

INDICATED PRICE PER SHARE                                           $      0.88   $      3.26
                                                                    ===========   ===========

Footnotes
--------------------------------------------------------------------------------

(1)   The value of the cash and nonoperating assets includes the following:

       Cash and Cash Equivalents                                    $ 1,711,800
       Investments in Marketable Securities                             111,000
       Note Receivable - Related Party                                   30,900
       Split Dollar Life Insurance Premiums                           1,022,600
                                                                    -----------

       Total Cash and Nonoperating Assets                           $ 2,876,300
                                                                    ===========

(2) Represents 150,000 options outstanding with an exercise price of $1.125 per share.


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
C.  DISCOUNTED CASH FLOW METHOD

     - Significant uncertainty exists surrounding future economic and business conditions in the recreational marine market, the changing competitive environment within the industry, and the Company's ability to recover from the recent loss of its largest customer. Moreover, management has historically had difficulty forecasting future operating results with a high degree of accuracy. As a result, in order to capture a range of economic and market conditions, we considered several plausible scenarios concerning the Company's future operations, as identified by management, in applying the Discounted Cash Flow Method.

     - All financial projections are based on information provided by management, our interviews with management, certain Stout Risius Ross, Inc. estimates, and other publicly available information.

     - Projections presented reflect management's best estimate of the Company's business prospects for the fiscal years ending October 2003 through October 2006 under various economic scenarios. These projections were extended one year by Stout Risius Ross, Inc. based on an extrapolation of operating trends.

     -    The Discounted Cash Flow Method consists of two components:

          -    The present value of the cash flows for the years 2003 to 2007;
               and

          - The present value of the terminal value based on perpetuity growth rates ranging from -3% to 5%, as appropriate.

     - Sales projections in each scenario are based on assumptions concerning the projected growth rate of unit volume and associated parts revenues, the anticipated effect of economic and geopolitical factors on the Company's business, and the Company's share of the marine small engine market.

     - Cash flows and terminal value were discounted back to their present value at a discount rate of 15% based on an analysis of the weighted average cost of capital for comparable companies and the investment risk factors unique to the Company (see Exhibit B).

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
                           DISCOUNTED CASH FLOW METHOD
                                HIGH PROJECTIONS

                                                                                  For the Year Ending
                                                      ----------------------------------------------------------------------------
                                                        October          October         October         October         October
                                                          2003            2004             2005            2006            2007
                                                      ------------    ------------    ------------    ------------    ------------
Net Sales                                             $ 22,956,812    $ 24,000,000    $ 26,200,000    $ 29,100,000    $ 30,555,000

Cost of Sales                                           17,634,396      18,393,082      19,990,459      22,114,657      23,220,390
                                                      ------------    ------------    ------------    ------------    ------------

Gross Profit                                             5,322,416       5,606,918       6,209,541       6,985,343       7,334,610

Operating Expenses

       Selling, General and Administrative Expenses      4,134,311       4,100,529       4,215,132       4,369,845       4,588,337
       Research and Development Expenses                 1,190,200       1,153,982       1,153,982       1,153,982       1,211,681
                                                      ------------    ------------    ------------    ------------    ------------
       Total Operating Expenses                          5,324,511       5,254,511       5,369,114       5,523,827       5,800,018
                                                      ------------    ------------    ------------    ------------    ------------

Earnings Before Interest and Taxes                          (2,095)        352,407         840,427       1,461,516       1,534,592

Interest Income (Expense), net                                   0               0               0               0               0
                                                      ------------    ------------    ------------    ------------    ------------

Earnings Before Income Taxes                                (2,095)        352,407         840,427       1,461,516       1,534,592

Income Taxes                                   37.5%           786        (132,153)       (315,160)       (548,069)       (575,472)
                                                      ------------    ------------    ------------    ------------    ------------

Debt-Free Net Income                                        (1,309)        220,254         525,267         913,447         959,120

Adjustments:
       Add:  Depreciation                                  772,326         762,885         762,885         762,885         769,152
       Less: Capital Expenditures                         (300,000)       (300,000)       (300,000)       (300,000)       (300,000)
       Less: Additional Working Capital                    711,784        (273,074)       (575,351)       (762,232)       (390,644)
                                                      ------------    ------------    ------------    ------------    ------------
       Distributable Cash Flow                           1,182,801         410,065         412,801         614,100       1,037,628

Enterprise Value                                      $  7,700,000

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
                           DISCOUNTED CASH FLOW METHOD
                                 LOW PROJECTIONS

                                                                                   For the Year Ending
                                                      ----------------------------------------------------------------------------
                                                        October          October         October         October         October
                                                          2003            2004            2005            2006            2007
                                                      ------------    ------------    ------------    ------------    ------------
Net Sales                                             $ 22,956,812    $ 20,700,000    $ 20,100,000    $ 18,800,000    $ 18,236,000

Cost of Sales                                           17,634,396      15,937,967      15,399,590      14,362,861      13,931,975
                                                      ------------    ------------    ------------    ------------    ------------

Gross Profit                                             5,322,416       4,762,033       4,700,410       4,437,139       4,304,025

Operating Expenses

       Selling, General and Administrative Expenses      4,134,311       3,911,436       3,865,595       3,779,643       3,666,254
       Research and Development Expenses                 1,190,200       1,153,982       1,153,982       1,153,982       1,119,363
                                                      ------------    ------------    ------------    ------------    ------------
       Total Operating Expenses                          5,324,511       5,065,418       5,019,577       4,933,625       4,785,617
                                                      ------------    ------------    ------------    ------------    ------------

Earnings Before Interest and Taxes                          (2,095)       (303,385)       (319,167)       (496,486)       (481,592)

Interest Income (Expense), net                                   0               0               0               0               0
                                                      ------------    ------------    ------------    ------------    ------------

Earnings Before Income Taxes                                (2,095)       (303,385)       (319,167)       (496,486)       (481,592)

Income Taxes                                   37.5%           786         113,769         119,688         186,182         180,597
                                                      ------------    ------------    ------------    ------------    ------------

Debt-Free Net Income                                        (1,309)       (189,616)       (199,479)       (310,304)       (300,995)

Adjustments:
       Add:  Depreciation                                  772,326         762,885         762,885         762,885         769,152
       Less: Capital Expenditures                         (300,000)       (300,000)       (300,000)       (300,000)       (300,000)
       Less: Additional Working Capital                    711,784         602,086         178,023         359,054         151,892
                                                      ------------    ------------    ------------    ------------    ------------
       Distributable Cash Flow                           1,182,801         875,355         441,429         511,635         320,049

Enterprise Value                                      $  3,300,000

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
                           DISCOUNTED CASH FLOW METHOD
                               MEDIAN PROJECTIONS

                                                                                   For the Year Ending
                                                      ----------------------------------------------------------------------------
                                                         October         October         October         October         October
                                                          2003            2004            2005            2006            2007
                                                      ------------    ------------    ------------    ------------    ------------
Net Sales                                             $ 22,956,812    $ 21,600,000    $ 22,800,000    $ 24,100,000    $ 24,823,000

Cost of Sales                                           17,634,396      16,586,839      17,431,614      18,351,649      18,902,198
                                                      ------------    ------------    ------------    ------------    ------------

Gross Profit                                             5,322,416       5,013,161       5,368,386       5,748,351       5,920,802

Operating Expenses

       Selling, General and Administrative Expenses      4,134,311       3,963,007       4,020,308       4,083,339       4,205,839
       Research and Development Expenses                 1,190,200       1,153,982       1,153,982       1,153,982       1,188,601
                                                      ------------    ------------    ------------    ------------    ------------
       Total Operating Expenses                          5,324,511       5,116,989       5,174,290       5,237,321       5,394,440
                                                      ------------    ------------    ------------    ------------    ------------

Earnings Before Interest and Taxes                          (2,095)       (103,828)        194,096         511,030         526,362

Interest Income (Expense), net                                   0               0               0               0               0
                                                      ------------    ------------    ------------    ------------    ------------

Earnings Before Income Taxes                                (2,095)       (103,828)        194,096         511,030         526,362

Income Taxes                                   37.5%           786          38,936         (72,786)       (191,636)       (197,386)
                                                      ------------    ------------    ------------    ------------    ------------

Debt-Free Net Income                                        (1,309)        (64,892)        121,310         319,394         328,976

Adjustments:
       Add:  Depreciation                                  772,326         762,885         762,885         762,885         769,152
       Less: Capital Expenditures                         (300,000)       (300,000)       (300,000)       (300,000)       (300,000)
       Less: Additional Working Capital                    711,784         367,660        (308,378)       (335,076)       (194,340)
                                                      ------------    ------------    ------------    ------------    ------------
       Distributable Cash Flow                           1,182,801         765,653         275,817         447,203         603,788

Enterprise Value                                      $  4,700,000

--------------------------------------------------------------------------------
(WESTERBEKE LOGO)             - 16 -           S t o u t | R i s i u s | R o s s

                           DISCOUNTED CASH FLOW METHOD
                                VALUATION SUMMARY

                                                                      LOW                    MEDIAN                   HIGH
                                                                  -----------             -----------             -----------
Enterprise Value                                                  $ 3,300,000             $ 4,700,000             $ 7,700,000

Less: Interest-bearing Debt                                        (4,687,500)             (4,687,500)             (4,687,500)
Plus: Cash and Nonoperating Assets                                  2,876,300               2,876,300               2,876,300
                                                                  -----------             -----------             -----------

Value of Equity                                                     1,488,800               2,888,800               5,888,800

Plus: Proceeds from "In-the-money" Options Outstanding                168,750                 168,750                 168,750
                                                                  -----------             -----------             -----------

Adjusted Value of Equity                                          $ 1,657,550             $ 3,057,550             $ 6,057,550

Basic Shares Outstanding                                            1,954,809               1,954,809               1,954,809
Plus: "In-the-money" Options Outstanding                              150,000                 150,000                 150,000
                                                                  -----------             -----------             -----------

Fully Diluted Shares Outstanding                                    2,104,809               2,104,809               2,104,809

INDICATED PRICE PER SHARE                                         $      0.79             $      1.45             $      2.88
                                                                  ===========             ===========             ===========

--------------------------------------------------------------------------------
(WESTERBEKE LOGO)             - 17 -           S t o u t | R i s i u s | R o s s

                           DISCOUNTED CASH FLOW METHOD
                SENSITIVITY ANALYSIS ON INDICATED PRICE PER SHARE
                           BASED ON MEDIAN PROJECTIONS

                              Terminal Growth Rate

                          0.0%           1.0%           2.0%           3.0%           4.0%           5.0%           6.0%
                        --------       --------       --------       --------       --------       --------       --------
           12.0%        $   1.64       $   1.74       $   1.88       $   2.02       $   2.17       $   2.40       $   2.69
           13.0%            1.50           1.60           1.69           1.79           1.93           2.12           2.31
           14.0%            1.41           1.45           1.55           1.60           1.74           1.83           2.02
WACC       15.0%            1.26           1.31           1.41           1.45           1.55           1.64           1.79
           16.0%            1.17           1.22           1.26           1.31           1.41           1.50           1.60
           17.0%            1.07           1.12           1.17           1.22           1.26           1.36           1.41
           18.0%            1.03           1.03           1.07           1.12           1.17           1.22           1.26

--------------------------------------------------------------------------------
(WESTERBEKE LOGO)             - 18 -           S t o u t | R i s i u s | R o s s

D.  GUIDELINE COMPANY METHOD

                   MARKET MULTIPLES OF THE GUIDELINE COMPANIES

                                                                             ENTERPRISE VALUE /
                                      ---------------------------------------------------------------------------------------------
                                                 5-YEAR AVG.   LFY       LTM        NFY     5-YEAR AVG.  LFY        LTM         NFY
                                         EV        EBITDA    EBITDA     EBITDA     EBITDA      EBIT      EBIT       EBIT        EBIT
                                      ---------    ------    ------     ------     ------   ----------   -----      -----       ----
Brunswick Corporation                 $ 2,177.5      4.7x      6.3x      6.3x       5.5x       6.9x      11.1x      11.1x       8.1x
The Coast Distribution System, Inc.        29.7     13.1x      8.4x      8.4x         NA      34.0x      11.2x       11.2x       NA
Fountain Powerboats Industries, Inc.       27.5     14.8x        NM     20.8x       5.1x         NM         NM         NM       9.0x
Johnson Outdoors, Inc.                     87.0      2.6x      2.8x      3.0x       2.9x       4.0x       4.1x       4.3x       4.1x
Marine Products Corporation               142.5      8.5x      6.6x      6.6x       5.6x       9.6x       7.4x       7.4x       6.1x

Low                                                  2.6x      2.8x      3.0x       2.9x       4.0x       4.1x       4.3x       4.1x
High                                                14.8x      8.4x     20.8x       5.6x      34.0x      11.2x      11.2x       9.0x
Median                                               8.5x      6.5x      6.6x       5.3x       8.2x       9.2x       9.2x       7.1x
Mean                                                 8.8x      6.0x      9.0x       4.8x      13.6x       8.4x       8.5x       6.8x

                                                                     ENTERPRISE VALUE /
                                                      -----------------------------------------------
                                                      5-YEAR AVG.      LFY          LTM          NFY
                                                         SALES        SALES        SALES        SALES
                                                      ----------      -----        -----        -----
Brunswick Corporation                   $ 2,177.5        0.62x        0.59x        0.59x        0.57x
The Coast Distribution System, Inc.          29.7        0.20x        0.20x        0.20x           NA
Fountain Powerboats Industries, Inc.         27.5        0.56x        0.73x        0.58x        0.56x
Johnson Outdoors, Inc.                       87.0        0.27x        0.25x        0.26x        0.27x
Marine Products Corporation                 142.5        1.06x        0.88x        0.88x        0.81x

Low                                                      0.20x        0.20x        0.20x        0.27x
High                                                     1.06x        0.88x        0.88x        0.81x
Median                                                   0.56x        0.59x        0.58x        0.57x
Mean                                                     0.54x        0.53x        0.50x        0.55x

LFY      Latest Fiscal Year
LTM      Latest Twelve Months
NFY      Next Fiscal Year
NM       Multiple not meaningful; excluded from analysis
NA       Multiple not available

--------------------------------------------------------------------------------
(WESTERBEKE LOGO)             - 19 -           S t o u t | R i s i u s | R o s s

                            GUIDELINE COMPANY METHOD
                          ANALYSIS OF ENTERPRISE VALUE

                                                                       Selected Multiple                     Indicated EV
                                           Westerbeke           -------------------------------    -------------------------------
                                            Results                 Low                High            Low                High
                                         ------------           ------------       ------------    ------------       ------------
Five-Year Average (1998-2002)
    EV / EBITDA                          $  1,606,420                4.0x               6.0x       $  6,425,680       $  9,638,520
    EV / EBIT                               1,009,780                6.0x               8.0x          6,058,680          8,078,240
    EV / Sales                             28,812,800               0.20x              0.40x          5,762,560         11,525,120

Fiscal Year Ended 10/26/02
    EV / EBITDA                          $    345,700                4.0x               6.0x       $  1,382,800       $  2,074,200
    EV / EBIT                                (458,600)               6.0x               8.0x                 NM                 NM
    EV / Sales                             25,525,700               0.20x              0.40x          5,105,140         10,210,280

Latest Twelve Months Ended 1/25/03
    EV / EBITDA                          $    348,500                4.0x               6.0x       $  1,394,000       $  2,091,000
    EV / EBIT                                (457,200)               6.0x               8.0x                 NM                 NM
    EV / Sales                             25,347,000               0.20x              0.40x          5,069,400         10,138,800

Next Fiscal Year Ending 10/2003
    EV / EBITDA                          $    770,231                3.0x               5.0x       $  2,310,693       $  3,851,155
    EV / EBIT                                  (2,095)               5.0x               7.0x                 NM                 NM
    EV / Sales                             22,956,812               0.20x              0.40x          4,591,362          9,182,725


CONCLUDED ENTERPRISE VALUE                                                                         $  4,000,000       $  9,000,000
                                                                                                   ============       ============

--------------------------------------------------------------------------------
(WESTERBEKE LOGO)             - 20 -           S t o u t | R i s i u s | R o s s

                            GUIDELINE COMPANY METHOD
                                VALUATION SUMMARY

                                                                        LOW                       HIGH
                                                                    ------------               ------------
Enterprise Value                                                    $  4,000,000               $  9,000,000

Less: Interest-bearing Debt                                           (4,687,500)                (4,687,500)
Plus: Cash and Nonoperating Assets                                     2,876,300                  2,876,300
                                                                    ------------               ------------

Value of Equity                                                        2,188,800                  7,188,800

Plus: Proceeds from "In-the-money" Options Outstanding                   168,750                    168,750
                                                                    ------------               ------------

Adjusted Value of Equity                                            $  2,357,550               $  7,357,550

Basic Shares Outstanding                                               1,954,809                  1,954,809

Plus: "In-the-money" Options Outstanding                                 150,000                    150,000
                                                                    ------------               ------------

Fully Diluted Shares Outstanding                                       2,104,809                  2,104,809

INDICATED PRICE PER SHARE                                           $       1.12               $       3.50
                                                                    ============               ============

--------------------------------------------------------------------------------
(WESTERBEKE LOGO)             - 21 -           S t o u t | R i s i u s | R o s s

IV. PREMIUMS PAID ANALYSIS

A. ALL MERGER & ACQUISITION TRANSACTIONS

                                  % Premium Offered 1993 - 2002
                      ---------------------------------------------------
                      Average              Median
                      Premium             Premium             # of Trans.
                      -------             -------             -----------
1993                   38.7%                33.0%                 173
1994                   41.9%                35.0%                 260
1995                   44.7%                29.2%                 324
1996                   36.6%                27.3%                 381
1997                   35.7%                27.5%                 487
1998                   40.7%                30.1%                 512
1999                   43.3%                34.6%                 723
2000                   49.2%                41.1%                 574
2001                   57.2%                40.5%                 439
2002                   59.7%                34.4%                 326

Source: Factset Mergerstat LLC 2003 Mergerstat Review

--------------------------------------------------------------------------------
(WESTERBEKE LOGO)             - 22 -           S t o u t | R i s i u s | R o s s

                                            Average Premium Offered: Controlling vs. Minority Interest
                     ------------------------------------------------------------------------------------------------------
                             1998              1999                2000                  2001                  2002
                     ------------------  ----------------    --------------------   ----------------    -------------------
                         %         #         %         #          %           #          %        #          %       #
                      Premium  of Trans.  Premium  of Trans.  Premium     of Trans.  Premium   of Trans.  Premium  of Trans.
                      -------  ---------  -------  ---------  -------     ---------  -------   ---------  -------  ---------
Controlling Interest   40.7%     506       43.5%    707        49.1%         560        58.0%    422        59.8%    315
Minority Interest      39.5%       6       33.0%     16        53.8% (1)      14        35.2%     16        39.9%     11

 (1) Includes the acquisition of a 19.5% stake in ATEC Group for $7 per share, which yielded a 5-day premium of 329.4%. Excluding this premium, the average premium offered for a minority interest in 2000 was 32.6%.

 Source: Factset Mergerstat LLC 2003 Mergerstat Review

                                            Median Premium Offered: Comparison by Dollar Value of Transaction
                              ------------------------------------------------------------------------------------------------------

                                     1998               1999                  2000                2001                   2002
                              ----------------     ------------------   -----------------    -----------------    ------------------
                                %          #          %          #        %          #          %        #           %         #
Purchase Price                Premium  of Trans.   Premium   of Trans.  Premium   of Trans.  Premium  of Trans.   Premium  of Trans.
--------------                -------  ---------   -------   ---------  -------   ---------  -------  ---------   -------  ---------
$25.0 million or less          39.8%      55       35.5%       86        42.9%       89        56.3%      113      49.4%      114

Over $25.0 to $50.0 million    34.7%      54       35.0%       74        38.0%       72        45.0%       57      44.0%       42

Over $50.0 to $99.9 million    38.5%      79       34.9%      106        41.5%       69        44.2%       64      36.3%       52

$100.0 million or more         27.5%     323       34.3%      456        41.4%      344        33.7%      204      26.7%      118

Source: Factset Mergerstat LLC 2003 Mergerstat Review

--------------------------------------------------------------------------------
(WESTERBEKE LOGO)              - 23 -          S t o u t | R i s i u s | R o s s

                                              Median Premium Offered: Low-Priced Stocks vs. High-Priced Stocks
                              ------------------------------------------------------------------------------------------------------
                                     1998               1999                  2000                2001                   2002
                              ----------------     ------------------   -----------------    -----------------    ------------------
Seller's Per-Share
Market Price
5 Days Before                    %          #          %          #        %          #          %        #           %         #
Announcement                  Premium  of Trans.   Premium   of Trans.  Premium   of Trans.  Premium  of Trans.   Premium  of Trans.
--------------                -------  ---------   -------   ---------  -------   ---------  -------  ---------   -------  ---------

$10.00 and under              39.7%      215        37.1%      292       48.8%      256      51.5%      249        44.4%      201

Over $10.00 to $25.00         27.6%      155        34.9%      265       38.8%      211      35.7%      138        31.0%       85

Over $25.00 to $50.00         23.5%      115        30.3%      128       36.6%       71      28.4%       42        17.3%       33

Over $50.00                   16.5%       27        28.4%       38       32.4%       36       9.0%       10        25.6%        7

Source: Factset Mergerstat LLC 2003 Mergerstat Review


--------------------------------------------------------------------------------
(WESTERBEKE LOGO)              - 24 -          S t o u t | R i s i u s | R o s s

B.  ALL GOING-PRIVATE TRANSACTIONS

         % Premium and P/E Ratio Offered in Going-Private Transactions, 1993 - 2002
--------------------------------------------------------------------------------------------
                                      Premium Offered                   P/E Ratio Offered
                                ----------------------------         -----------------------
            # of Trans.         Average               Median         Average          Median
            -----------         -------               ------         -------          ------
1993            8                34.7%                 20.0%          14.8             14.9
1994            3                41.9%                 35.0%          24.5             20.2
1995            10               29.8%                 19.2%          30.8             17.2
1996            16               34.8%                 26.2%          28.9             23.1
1997            35               30.4%                 24.5%          23.6             19.9
1998            70               29.1%                 20.4%          20.2             17.7
1999            74               38.0%                 32.7%          22.3             16.9
2000            77               41.9%                 38.7%          16.2             12.5
2001            77               67.6%                 52.2%          22.7             12.1
2002            70               86.4%                 40.0%          26.2             18.0

Source: Factset Mergerstat LLC 2003 Mergerstat Review

--------------------------------------------------------------------------------
(WESTERBEKE LOGO)              - 25 -          S t o u t | R i s i u s | R o s s

C.       SELECTED GOING-PRIVATE TRANSACTIONS

         - Stout Risius Ross, Inc. reviewed 62 recent going-private transactions involving the acquisition of a minority interest from the public domain by investors who, either individually or collectively, owned a controlling interest in the target company prior to the transaction (see Exhibit E for a full list of the transactions we reviewed). The pre-acquisition market capitalizations of the target companies ranged from $1.1 million to $606.9 million, with a median of $24.6 million.

         - In general, the median observed premium in the selected transactions equaled approximately 40% (see Exhibit E). However, an inverse relationship existed between the size of the target company (as measured by market capitalization) and the premium paid. Specifically, the median premium paid for target companies with a market capitalization below $25 million was generally 50% and greater, while the median premium paid for target companies with a market capitalization above $25 million was closer to 30%. The smaller capitalization companies also exhibited a much higher variability of premiums paid (as measured by the standard deviation of the observed premiums).

         - A similar relationship existed with regard to the pre-acquisition ratio of price per share to book value per share of the target companies. Much higher premiums were observed for target companies with a price-to-book ratio below 100% versus those companies with a price-to-book ratio above 100%.

                                   Market Cap. < $25 MM                                              Market Cap. > $25 MM
                              ------------------------------------------          --------------------------------------------
                               1 Day             5 Day            30 Day           1 Day              5 Day            30 Day
                              Premium          Premium           Premium          Premium            Premium           Premium
                              -------          -------           -------          -------            -------           -------
# of Transactions                31                                                  29

Low                            1.30%             1.00%           -11.76%           -60.26%           -60.88%           -86.09%
Lower Quartile                27.54%            34.48%            28.71%            13.79%            17.65%            19.07%
Median                        56.25%            59.09%            48.94%            25.00%            29.79%            27.27%
Mean                          72.21%            81.49%            71.00%            28.56%            29.72%            23.50%
Upper Quartile               100.01%            94.06%            74.70%            41.73%            42.63%            43.63%
High                         282.00%           516.13%           468.18%           103.08%           109.03%            86.05%
Standard Deviation            64.36%            95.81%            85.69%            30.88%            30.26%            35.31%


Source: Factset Mergerstat LLC

--------------------------------------------------------------------------------
(WESTERBEKE LOGO)              - 26 -          S t o u t | R i s i u s | R o s s

                                           Price-to-Book Value <100%                             Price-to-Book Value >100%
                                 -------------------------------------------          ---------------------------------------------
                                  1 Day              5 Day            30 Day            1 Day             5 Day              30 Day
                                 Premium            Premium          Premium           Premium           Premium            Premium
                                 -------            -------          -------           -------           -------            -------
# of Transactions                     32                                                    21

Low                               -16.00%           -16.00%           -16.67%           -60.26%           -60.88%           -86.09%
Lower Quartile                     23.08%            25.45%            28.09%            11.11%             9.53%             9.53%
Median                             41.34%            42.77%            39.32%            20.93%            29.47%            26.83%
Mean                               60.91%            67.59%            46.70%            26.14%            27.63%            21.63%
Upper Quartile                     76.71%            80.40%            59.96%            39.02%            43.75%            47.06%
High                              282.00%           516.13%           180.88%            83.61%            81.82%            86.05%
Standard Deviation                 61.18%            90.43%            36.05%            31.23%            29.81%            40.43%

Source: Factset Mergerstat LLC

--------------------------------------------------------------------------------
(WESTERBEKE LOGO)              - 27 -          S t o u t | R i s i u s | R o s s

V.       CONCLUSIONS

A. ANALYSIS OF OFFER PRICE

                          IMPLIED VALUATION MULTIPLES

Calculation of Implied Equity Value
  Fully-Diluted Shares Outstanding                        2,104,809
  Offer Price                                          $       3.00
                                                       ------------
  Implied Equity Value Before Option Proceeds             6,314,427
  Less: Assumed Options Proceeds Upon Exercise              168,750
                                                       ------------
    Implied Equity Value                               $  6,145,677

Adjustments to Arrive at Implied Enterprise Value

  Interest-Bearing Debt                                   4,687,500
  Cash and Nonoperating Assets                           (2,876,300)
                                                       ------------
    Implied Enterprise Value                           $  7,956,877
                                                       ============

Historical and Projected Operating Results

  LTM Adjusted EBITDA                                  $    348,500
  5-Year Average Adjusted EBITDA                          1,606,420
  FY 2003E EBITDA                                           770,231

  LTM Net Sales                                        $ 25,347,000
  5-Year Average Net Sales                               28,812,800
  FY 2003E Net Sales                                     22,956,812

Implied Valuation Multiples

  EV / LTM EBITDA                                             22.8x
  EV / 5-Year Average EBITDA                                   5.0x
  EV / FY 2003E EBITDA                                        10.3x

  EV / LTM Net Sales                                          0.31x
  EV / 5-Year Average Net Sales                               0.28x
  EV / FY 2003E Net Sales                                     0.35x

--------------------------------------------------------------------------------
(WESTERBEKE LOGO)              - 28 -          S t o u t | R i s i u s | R o s s

                                PREMIUM ANALYSIS

                          As of
                      April 23, 2003
                    ------------------
                    WTBK          %
                    Price      Premium
                    -----      -------
Premium to:
  Offer Price       $3.00        n/a
  1-Day Price        1.69       77.5%
  5-Day Price        1.85       62.2%
  30-Day Price       1.80       66.7%
  1-Year Average     1.62       85.5%
  1-Year Median      1.61       86.9%
  1-Year High        2.51       19.5%
  1-Year Low         1.05      185.7%

B.  CONCLUSION AS TO FAIRNESS

         - Based upon the analysis presented herein, the proposed Transaction at a price of $3.00 per share is fair, from a financial point of view, to the Company's shareholders other than the Purchaser.

--------------------------------------------------------------------------------
(WESTERBEKE LOGO)              - 29 -          S t o u t | R i s i u s | R o s s

                                                EXHIBIT A

             WESTERBEKE CORPORATION HISTORICAL FINANCIAL STATEMENTS





--------------------------------------------------------------------------------
(WESTERBEKE LOGO)              - 30 -          S t o u t | R i s i u s | R o s s

                           HISTORICAL BALANCE SHEETS

                                                                                   As Of
                                                ----------------------------------------------------------------------------------
                                                  10/24/98      10/23/99       10/21/00      10/27/01     10/26/02      1/25/03
                                                ------------  ------------  ------------  ------------  ------------  ------------
               ASSETS

Current Assets
  Cash and Cash Equivalents                     $    101,900  $  1,739,300  $    421,100  $     40,300  $  4,471,100  $  1,711,800
  Accounts Receivable, net                         2,292,900     2,502,100     2,569,700     2,131,800     2,114,500     2,847,900
  Inventories                                      5,391,600     5,640,200     9,040,900     7,566,800     5,048,300     5,447,900
  Other Current Assets                               921,600     1,090,400     1,686,700     1,596,400     1,676,300     1,685,700
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Total Current Assets                           8,708,000    10,972,000    13,718,400    11,335,300    13,310,200    11,693,300

Net Property and Equipment                         2,161,500     2,027,300     8,863,300     8,862,400     8,348,600     8,179,900

Other Assets

  Investments in Marketable Securities             1,690,700        91,400       101,400       109,200       109,900       111,000
  Split Dollar Premiums                            1,345,000     1,470,300     1,525,100     1,237,000     1,068,300     1,022,600
  Other Assets                                       765,100       822,500       630,700       333,800       252,900       262,400
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Total Other Assets                             3,800,800     2,384,200     2,257,200     1,680,000     1,431,100     1,396,000
                                                ------------  ------------  ------------  ------------  ------------  ------------

Total Assets                                    $ 14,670,300  $ 15,383,500  $ 24,838,900  $ 21,877,700  $ 23,089,900  $ 21,269,200
                                                ============  ============  ============  ============  ============  ============

               LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities

  Current Interest-Bearing Debt                 $    389,700  $    192,900  $  4,130,100  $  2,817,900  $    340,300  $    346,200
  Accounts Payable                                 1,905,900     2,248,700     3,159,900     2,164,300     1,385,600     1,381,800
  Accrued Expenses and Other Current Liabilities     762,800       914,000       891,600       545,200     2,555,100     1,028,100
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Total Current Liabilities                      3,058,400     3,355,600     8,181,600     5,527,400     4,281,000     2,756,100

Long-Term Liabilities

  Long-Term Interest-Bearing Debt                    417,400       224,500     4,642,200     4,770,400     4,430,100     4,341,300
  Other Long-Term Liabilities                        475,600       422,800       388,000             0             0             0
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Total Long-Term Liabilities                      893,000       647,300     5,030,200     4,770,400     4,430,100     4,341,300
                                                ------------  ------------  ------------  ------------  ------------  ------------

Total Liabilities                                  3,951,400     4,002,900    13,211,800    10,297,800     8,711,100     7,097,400

Stockholders' Equity

  Invested Capital                                 6,047,200     6,047,200     6,064,500     6,127,400     6,149,100     6,149,100
  Retained Earnings                                5,276,500     6,072,500     6,300,800     6,619,600     9,505,600     9,328,100
  Accumulated Other Comprehensive Income             151,200        16,900        17,800      (359,800)     (468,600)     (498,100)
  Less: Treasury Shares                             (756,000)     (756,000)     (756,000)     (807,300)     (807,300)     (807,300)
                                                ------------  ------------  ------------  ------------  ------------  ------------
    Total Stockholders' Equity                    10,718,900    11,380,600    11,627,100    11,579,900    14,378,800    14,171,800
                                                ------------  ------------  ------------  ------------  ------------  ------------

Total Liabilities & Stockholders' Equity        $ 14,670,300  $ 15,383,500  $ 24,838,900  $ 21,877,700  $ 23,089,900  $ 21,269,200
                                                ============  ============  ============  ============  ============  ============

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(WESTERBEKE LOGO)              - 31 -          S t o u t | R i s i u s | R o s s

HISTORICAL INCOME STATEMENTS


                                                                   For the Fiscal Year Ended                       12 Months
                                      ------------------------------------------------------------------------      Ended
                                        10/24/98       10/23/99       10/21/00       10/27/01       10/26/02       1/25/03
                                      ------------   ------------   ------------   ------------   ------------   ------------
Net Sales                             $ 26,202,000   $ 29,113,700   $ 34,528,400   $ 28,694,200   $ 25,525,700   $ 25,347,000

Cost of Sales                           20,236,500     22,550,600     26,776,400     22,232,800     19,966,800     19,796,200
                                      ------------   ------------   ------------   ------------   ------------   ------------

Gross Profit                             5,965,500      6,563,100      7,752,000      6,461,400      5,558,900      5,550,800

Operating Expenses
  Selling, General and Administrative
  Expenses                               3,684,500      4,359,200      5,756,300      4,435,900      4,995,700      4,959,700
  Research and Development Expenses      1,180,900      1,365,300      1,501,500      1,445,800      1,098,500      1,105,000
                                      ------------   ------------   ------------   ------------   ------------   ------------
    Total Operating Expenses             4,865,400      5,724,500      7,257,800      5,881,700      6,094,200      6,064,700
                                      ------------   ------------   ------------   ------------   ------------   ------------

Income from Operations                   1,100,100        838,600        494,200        579,700       (535,300)      (513,900)

Other Income (Expense)
  Gain on Sale of Facility                       0              0              0        552,800              0              0
  Arbitration Award                              0              0              0              0      4,433,900      4,433,900
  Other Income (Expense)                         0        387,100       (188,600)         9,700         10,000         10,000
                                      ------------   ------------   ------------   ------------   ------------   ------------
    Total Other Income (Expense)                 0        387,100       (188,600)       562,500      4,443,900      4,443,900
                                      ------------   ------------   ------------   ------------   ------------   ------------

Earnings Before Interest and Taxes       1,100,100      1,225,700        305,600      1,142,200      3,908,600      3,930,000

Interest Income (Expense), net              (9,900)        59,700       (171,700)      (618,200)      (378,000)      (334,900)
                                      ------------   ------------   ------------   ------------   ------------   ------------

Earnings Before Income Taxes             1,090,200      1,285,400        133,900        524,000      3,530,600      3,595,100

Income Taxes                              (446,700)      (489,400)        94,400       (205,200)      (644,600)      (557,900)
                                      ------------   ------------   ------------   ------------   ------------   ------------

Net Income                            $    643,500   $    796,000   $    228,300   $    318,800   $  2,886,000   $  3,037,200
                                      ============   ============   ============   ============   ============   ============

Depreciation and Amortization              428,800        466,800        509,200        774,100        804,300        805,700

Gross Cash Flow                          1,072,300      1,262,800        737,500      1,092,900      3,690,300      3,842,900
EBIT                                     1,100,100      1,225,700        305,600      1,142,200      3,908,600      3,930,000
EBITDA                                   1,528,900      1,692,500        814,800      1,916,300      4,712,900      4,735,700

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(WESTERBEKE LOGO)              - 32 -          S t o u t | R i s i u s | R o s s

                  ADJUSTMENTS TO HISTORICAL INCOME STATEMENTS



                                                                 For the Fiscal Year Ended                12 Months
                                              --------------------------------------------------------      Ended
                                              10/24/98   10/23/99   10/21/00     10/27/01   10/26/02       1/25/03
                                              --------   --------   ----------   --------   ----------   ----------
Net Sales                                            0          0            0          0            0            0

Cost of Sales                                        0          0            0          0            0            0
                                              --------   --------   ----------   --------   ----------   ----------
Gross Profit                                         0          0            0          0            0            0


Operating Expenses

  Selling, General and Administrative
    Expenses                                  (403,500)  (523,600)  (1,415,100)  (152,700)     (76,700)     (56,700)
  Research and Development Expenses                  0          0            0          0            0            0
                                              --------   --------   ----------   --------   ----------   ----------
      Total Operating Expenses                (403,500)  (523,600)  (1,415,100)  (152,700)     (76,700)     (56,700)
                                              --------   --------   ----------   --------   ----------   ----------

Income from Operations                         403,500    523,600    1,415,100    152,700       76,700       56,700

Other Income (Expense)
  Gain on Sale of Facility                           0          0            0   (552,800)           0            0
  Arbitration Award                                  0          0            0          0   (4,433,900)  (4,433,900)
  Other Income (Expense)                             0   (387,100)     188,600     (9,700)     (10,000)     (10,000)
                                              --------   --------   ----------   --------   ----------   ----------
      Total Other Income (Expense)                   0   (387,100)     188,600   (562,500)  (4,443,900)  (4,443,900)
                                              --------   --------   ----------   --------   ----------   ----------

Earnings Before Interest and Taxes             403,500    136,500    1,603,700   (409,800)  (4,367,200)  (4,387,200)

Interest Income (Expense), net                (154,000)  (152,100)     (30,300)   (20,400)     (26,400)     (28,700)
                                              --------   --------   ----------   --------   ----------   ----------

Earnings Before Income Taxes                   249,500    (15,600)   1,573,400   (430,200)  (4,393,600)  (4,415,900)

Income Taxes                                   (55,688)    13,225     (734,638)   170,025      968,225      865,700
                                              --------   --------   ----------   --------   ----------   ----------

Net Income                                     193,813     (2,375)     838,763   (260,175)  (3,425,375)  (3,550,200)
                                              ========   ========   ==========   ========   ==========   ==========

Depreciation and Amortization                        0          0            0          0            0            0

Gross Cash Flow                                193,813     (2,375)     838,763   (260,175)  (3,425,375)  (3,550,200)
EBIT                                           403,500    136,500    1,603,700   (409,800)  (4,367,200)  (4,387,200)
EBITDA                                         403,500    136,500    1,603,700   (409,800)  (4,367,200)  (4,387,200)

--------------------------------------------------------------------------------
(WESTERBEKE LOGO)              - 33 -          S t o u t | R i s i u s | R o s s

                       DETAIL OF NORMALIZING ADJUSTMENTS


                                                                                  For the Fiscal Year Ended          12 Months
                                                    -------------------------------------------------------------      Ended
Adjustments to Operating Expenses                    10/24/98   10/23/99     10/21/00      10/27/01     10/26/02     1/25/03
                                                    ---------   ---------   -----------   ---------   -----------   -----------

1) Nonrecurring Legal Expense                       $ 236,000   $ 368,000   $ 1,260,000   $       0   $         0   $         0

2) Nonrecurring Executive Officer Salary               94,500      94,500        94,500      94,500        34,800        14,800

3) Nonrecurring Executive Officer Bonus
     and Other Compensation                            73,000      61,100        60,600      58,200        41,900        41,900
                                                    ---------   ---------   -----------   ---------   -----------   -----------

   Total Adjustments to Operating Expenses          $ 403,500   $ 523,600   $ 1,415,100   $ 152,700   $    76,700   $    56,700

Adjustments to Other Income (Expense)

4) Gain on Sale of Facility                                 0           0             0    (552,800)            0             0

5) Arbitration Award                                        0           0             0           0    (4,433,900)   (4,433,900)

6) Gain (Loss) on Sale of Fixed Assets
     and Other Income                                       0    (387,100)      188,600      (9,700)      (10,000)      (10,000)
                                                    ---------   ---------   -----------   ---------   -----------   -----------

   Total Adjustments to Other Income (Expense)      $       0   $(387,100)  $   188,600   $(562,500)  $(4,443,900)  $(4,443,900)
                                                    ---------   ---------   -----------   ---------   -----------   -----------

         TOTAL ADJUSTMENTS TO EBIT AND EBITDA       $ 403,500   $ 136,500   $ 1,603,700   $(409,800)  $(4,367,200)  $(4,387,200)
                                                    =========   =========   ===========   =========   ===========   ===========

Other Adjustments

7) Interest Income                                   (154,000)   (152,100)      (30,300)    (20,400)      (26,400)      (28,700)

8) Income Taxes                                       (55,688)     13,225      (734,638)    170,025       968,225       865,700
                                                    ---------   ---------   -----------   ---------   -----------   -----------

   Total Other Adjustments                          $(209,688)  $(138,875)  $  (764,938)  $ 149,625   $   941,825   $   837,000
                                                    ---------   ---------   -----------   ---------   -----------   -----------

         TOTAL ADJUSTMENTS TO NET
              INCOME AND GROSS CASH FLOW            $ 193,813   $  (2,375)  $   838,763   $(260,175)  $(3,425,375)  $(3,550,200)
                                                    =========   =========   ===========   =========   ===========   ===========

--------------------------------------------------------------------------------
(WESTERBEKE LOGO)              - 34 -          S t o u t | R i s i u s | R o s s

ADJUSTED HISTORICAL INCOME STATEMENTS



                                                               For the Fiscal Year Ended                            12 Months
                                       ------------------------------------------------------------------------       Ended
                                         10/24/98       10/23/99       10/21/00       10/27/01       10/26/02       1/25/03
                                       ------------   ------------   ------------   ------------   ------------   ------------
Net Sales                              $ 26,202,000   $ 29,113,700   $ 34,528,400   $ 28,694,200   $ 25,525,700   $ 25,347,000

Cost of Sales                            20,236,500     22,550,600     26,776,400     22,232,800     19,966,800     19,796,200
                                       ------------   ------------   ------------   ------------   ------------   ------------

Gross Profit                              5,965,500      6,563,100      7,752,000      6,461,400      5,558,900      5,550,800

Operating Expenses

  Selling, General and
    Administrative Expenses               3,281,000      3,835,600      4,341,200      4,283,200      4,919,000      4,903,000
  Research and Development
    Expenses                              1,180,900      1,365,300      1,501,500      1,445,800      1,098,500      1,105,000
                                       ------------   ------------   ------------   ------------   ------------   ------------
      Total Operating Expenses            4,461,900      5,200,900      5,842,700      5,729,000      6,017,500      6,008,000
                                       ------------   ------------   ------------   ------------   ------------   ------------

Income from Operations                    1,503,600      1,362,200      1,909,300        732,400       (458,600)      (457,200)

Other Income (Expense)
  Gain on Sale of Facility                        0              0              0              0              0              0
  Arbitration Award                               0              0              0              0              0              0
  Other Income (Expense)                          0              0              0              0              0              0
                                       ------------   ------------   ------------   ------------   ------------   ------------
      Total Other Income (Expense)                0              0              0              0              0              0
                                       ------------   ------------   ------------   ------------   ------------   ------------

Earnings Before Interest and Taxes        1,503,600      1,362,200      1,909,300        732,400       (458,600)      (457,200)

Interest Expense                           (163,900)       (92,400)      (202,000)      (638,600)      (404,400)      (363,600)
                                       ------------   ------------   ------------   ------------   ------------   ------------

Earnings Before Income Taxes              1,339,700      1,269,800      1,707,300         93,800       (863,000)      (820,800)

Income Taxes @ 37.5%                       (502,388)      (476,175)      (640,238)       (35,175)       323,625        307,800
                                       ------------   ------------   ------------   ------------   ------------   ------------

Net Income                             $    837,313   $    793,625   $  1,067,063   $     58,625   $   (539,375)  $   (513,000)
                                       ============   ============   ============   ============   ============   ============

Depreciation and Amortization               428,800        466,800        509,200        774,100        804,300        805,700

Gross Cash Flow                           1,266,113      1,260,425      1,576,263        832,725        264,925        292,700
EBIT                                      1,503,600      1,362,200      1,909,300        732,400       (458,600)      (457,200)
EBITDA                                    1,932,400      1,829,000      2,418,500      1,506,500        345,700        348,500

--------------------------------------------------------------------------------
(WESTERBEKE LOGO)              - 35 -          S t o u t | R i s i u s | R o s s

                                    EXHIBIT B
                        WEIGHTED AVERAGE COST OF CAPITAL




--------------------------------------------------------------------------------
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
                        WEIGHTED AVERAGE COST OF CAPITAL

Cost of Equity
--------------------------------------------------------------------------------

Risk Free Rate of Return (1)                                               4.96%

Market / Equity Risk Premium (2)                           7.40%
Target Equity Beta                                         1.00            7.40%
                                                           ----

Small Stock Risk Premium (2)                                               5.33%

Assumed Subject Company (Unsystematic) Risk Premium                        1.00%
                                                                          -----

Cost of Equity                                                            18.69%
                                                                          =====

Cost of Debt
--------------------------------------------------------------------------------

Baa Corporate Bond Rate (3)                                                6.93%
Plus: Assumed Credit Spread                                                1.00%
                                                                          -----
Pretax Cost of Debt                                                        7.93%
   Less: Income Tax Factor at Marginal Tax Rate of 37.5%                  -2.97%
                                                                          -----

Cost of Debt                                                               4.96%
                                                                          =====

Weighted Average Cost of Capital
--------------------------------------------------------------------------------

Target Percentage of Debt in Capital Structure                            25.00%
Cost of Debt                                                               4.96%

Target Percentage of Equity in Capital Structure                          75.00%
Cost of Equity                                                            18.69%

Weighted Average Cost of Capital                                          15.26%

ROUNDED WACC                                                              15.00%
                                                                          =====


Footnotes
--------------------------------------------------------------------------------

(1) 20-year U.S. Treasury Bond as of 4/11/03, as published by the Board of Governors of the Federal Reserve in a statistical release dated 4/14/03

(2) Source: Stocks, Bonds, Bills and Inflation 2002 Yearbook - Valuation Edition , Ibbotson Associates

(3)   Source: Federal Reserve statistical release dated 4/14/03


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
                        WEIGHTED AVERAGE COST OF CAPITAL

                                      Net Debt /  Net Debt /  Levered Equity     Unlevered        Relevered
                                       Capital      Equity       Beta (1)     Equity Beta (2)  Equity Beta (3)
                                      ----------  ----------  --------------  ---------------  ---------------
Brunswick Corporation                   12.3%        14.0%         1.02            0.94               1.13
The Coast Distribution System, Inc.     71.4%       250.2%         1.11            0.43               0.52
Fountain Powerboats Industries, Inc.    33.2%        49.8%         1.30            0.99               1.20
Johnson Outdoors, Inc.                  14.0%        16.2%         0.12            0.11               0.13
Marine Products Corporation              0.0%         0.0%         1.01            1.01               1.22

Average                                 26.2%        66.0%         0.91            0.70               0.84
Median                                  14.0%        16.2%         1.02            0.94               1.13

WESTERBEKE TARGET VALUES                25.0%                                                         1.00
                                        ----                                                          ----


Footnotes
--------------------------------------------------------------------------------

(1)   Source: Multex Investor from Reuters Research Inc.

(2)   Unlevered Beta = Levered Beta / (1 + Debt / Equity * (1-Tax Rate))

(3)   Relevered Beta = Unlevered Beta * (1 + (Target Debt / Equity) (1 - Tax
      Rate))




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
                                    EXHIBIT C
                     DESCRIPTIONS OF THE GUIDELINE COMPANIES




--------------------------------------------------------------------------------
(WESTERBEKE LOGO)                    - 39 -    S t o u t | R i s i u s | R o s s

(BRUNSWICK CORPORATION 52-WEEK PRICE AND VOLUME GRAPH)

BRUNSWICK CORPORATION ("Brunswick") is a manufacturer and marketer of leading marine consumer brands, including Mercury and Mariner outboard engines; Mercury MerCruiser sterndrive and inboard engines; Sea Ray, Bayliner, Maxum, Meridian, and Sealine pleasure boats; Hatteras luxury sportfishing convertibles and motoryachts; Baja high-performance boats; Boston Whaler and Trophy offshore fishing boats; Princecraft fishing, deck, and pontoon boats; Motorguide trolling motors; Quicksilver and Swivl-Eze marine-related components and accessories; and Northstar marine navigation systems. In addition, Brunswick manufactures fitness equipment, bowling products, and billiards equipment, and operates Brunswick bowling centers across the U.S. and internationally. The company's marine engines and marine parts and accessories are sold to end-users through a global network of approximately 12,000 marine dealers and distributors, as well as direct to independent boatbuilders. Brunswick's various classes of pleasure, performance, and fishing boats are sold to end users through a global network of approximately 950 dealers and distributors. International sales accounted for 27.1% of net sales in 2002. Brunswick has approximately 21,000 employees, of which approximately 13,800 are employed in the company's marine engine and boat segments.

(THE COAST DISTRIBUTION SYSTEM, INC. 52-WEEK PRICE AND VOLUME GRAPH)

THE COAST DISTRIBUTION SYSTEM, INC. ("Coast") is one of the largest wholesale suppliers of replacement parts, supplies, and accessories for recreational vehicles and boats in North America. Coast supplies more than 10,000 marine products to customers throughout North America from 13 regional distribution centers in the U.S. and 4 regional distribution centers in Canada. Marine products distributed by the company include boat covers, stainless steel hardware, depth sounders, anchors, life jackets, and other marine safety and fishing equipment. The market for such products is comprised primarily of independent boat dealers that sell boats and boating supplies and accessories at retail. Coast follows a business model of marketing products that have been designed specifically for the company by independent product design firms and manufactured for the company, on an exclusive basis, by a number of different independent manufacturers. The proprietary products are marketed by Coast under the company's own brand name, in competition with brand name products from traditional suppliers of boating parts, supplies, and accessories. At year-end 2002, Coast had approximately 400 employees.




--------------------------------------------------------------------------------
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
(FOUNTAIN POWERBOAT INDUSTRIES, INC. 52-WEEK PRICE AND VOLUME GRAPH)

FOUNTAIN POWERBOAT INDUSTRIES, INC. ("Fountain Powerboat") designs, manufactures, and sells offshore sport boats, sport fishing boats, and sport cruisers for the recreational powerboat market, and also produces military support craft for domestic and international government agencies, including the United States Customs Service, the United States Navy, and the United States Coast Guard. The company's recreational boats are targeted to that segment of the market in which purchase decisions are dependent to a greater degree on the product's image, style, speed, performance, and quality. Fountain Powerboat maintains that its boats are among the fastest, smoothest, and best-handling boats of their kind. The company's sport boats, ranging from 27 feet to 47 feet in length, are of inboard/outboard design. Fountain Powerboat also builds custom racing boats, outboard powered center consoles, and outboard or sterndrive cabin model offshore sport fishing boats ranging from 23 feet to 38 feet in length. The company's products are sold through a network of 32 domestic and 3 international dealers. The company currently has the capacity to manufacture approximately 450 sport and fishing boats and 100 cruisers per year. At year-end 2002, Fountain Powerboat had 348 employees.

(JOHNSON OUTDOORS, INC. 52-WEEK PRICE AND VOLUME GRAPH)

JOHNSON OUTDOORS INC. ("Johnson Outdoors") designs, manufactures, and markets outdoor recreation products in four business segments: Watercraft, Motors, Diving, and Outdoor Equipment. The Watercraft segment manufactures canoes, kayaks, recreational sailboats, paddles, oars, life jackets, and small thermoformed recreational boats for family recreation, touring, and tripping. These products are sold primarily to marine dealers and marine specialty stores, sporting goods stores, and catalog and mail order houses in the U.S. and Europe. The Motors segment manufactures, under the Minn Kota brand name, battery powered motors used on fishing boats and other boats for quiet trolling or primary propulsion. Johnson Outdoors' motor products and related accessories are sold in the U.S. Canada, Europe, and the Pacific Basin through marine distributors, large retail store chains, catalogs, and sporting goods stores, as well as direct to OEMs. The primary competitor in the motor products segment is Brunswick, which sells a full range of trolling motors and accessories. The company's Diving division is one of the world's largest manufacturers and distributors of technical underwater diving products, while the company's Outdoor Equipment products include military, commercial, and consumer tents and backpacks and field compasses. At year-end 2002, Johnson Outdoors had approximately 1,300 employees.



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
(MARINE PRODUCTS CORPORATION 52-WEEK PRICE AND VOLUME GRAPH)

MARINE PRODUCTS CORPORATION ("Marine Products") manufactures fiberglass motorized boats including Chaparral brand sterndrive and inboard pleasure boats and Robalo brand outboard offshore sport fishing boats. The company's Chaparral division manufactures recreational fiberglass powerboats in the sportboat, deckboat, and cruiser markets, ranging from 18 feet to 35 feet in length. Chaparral is currently the third largest sterndrive boatbuilder in the U.S. Through its Robalo division, purchased from the U.S. Marine division of Brunswick Corporation in June 2001, Marine Products offers six models of offshore sport fishing boats ranging from 18 feet to 26 feet in length. The company markets its products through a network of 134 Chaparral dealers and 26 Robalo dealers located throughout the U.S., as well as 19 international Chaparral dealers. In addition, the company supplements its dealer marketing efforts through local advertising, advertising placed in boating magazines, and participation in selected regional, national, and international boat shows. Manufacturing operations are housed in six facilities located in Nashville, Georgia and Valdosta, Georgia. At year-end 2002, Marine Products had approximately 867 employees.




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
                                    EXHIBIT D
            SELECTED FINANCIAL INFORMATION OF THE GUIDELINE COMPANIES




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(WESTERBEKE LOGO)                    - 43 -    S t o u t | R i s i u s | R o s s

               GUIDELINE COMPANY MARKET AND VALUATION INFORMATION
                     ($ IN MILLIONS, EXCEPT PER-SHARE DATA)


                                                                  The Coast        Fountain
                                                 Brunswick      Distribution       Powerboat         Johnson      Marine Products
                                                Corporation     System, Inc.   Industries, Inc.  Outdoors, Inc.     Corporation
                                                -----------     ------------   ----------------  --------------   ---------------
GENERAL MARKET INFORMATION

     Ticker Symbol                                      BC              CRV             FPWR             JOUT              MPX
     Exchange                                         NYSE             AMEX             NSDQ             NSDQ             AMEX
     Fiscal Year End                            12/31/2002       12/31/2002        6/30/2002        9/27/2002       12/31/2002
     Latest Financial Information               12/31/2002       12/31/2002       12/31/2002       12/27/2002       12/31/2002

MARKET VALUATION INFORMATION

     52-Week Price Range

       High                                     $    28.97       $     3.29       $     4.77       $    19.78       $    11.68
       Low                                           17.50             1.35             1.25             7.03             7.92
       Average                                       21.79             2.01             3.07            11.98            10.20

     Closing Stock Price as of 4/23/03          $    21.11       $     1.93       $     3.88       $     8.92       $     9.45
       multiplied by : Shares Outstanding             90.5             4.39              4.7              8.4             17.1
                                                ----------       ----------       ----------       ----------       ----------

     Market Value of Equity (MVE)                  1,910.5              8.5             18.4             74.8            161.7
       plus: Short-Term Debt                          28.9              0.1              0.9              9.6              0.0
       plus: Long-Term Debt                          589.5             23.1              9.4             68.7              0.0
       plus: Preferred Stock                           0.0              0.0              0.0              0.0              0.0
       plus: Minority Interest in Subs                 0.0              0.0              0.0              0.0              0.0
       less: Cash & Short-Term Investments          (351.4)            (2.0)            (1.2)           (66.1)           (19.2)
                                                ----------       ----------       ----------       ----------       ----------

     Enterprise Value (EV)                      $  2,177.5       $    29.68       $     27.5       $     87.0       $    142.5
                                                ==========       ==========       ==========       ==========       ==========


--------------------------------------------------------------------------------
(WESTERBEKE LOGO)                    - 44 -    S t o u t | R i s i u s | R o s s

         GUIDELINE COMPANY SIZE, GROWTH, & PROFITABILITY PARAMETERS (1)

                                             The Coast       Fountain
                               Brunswick   Distribution      Powerboat         Johnson     Marine Products             Westerbeke
                              Corporation  System, Inc.  Industries, Inc.  Outdoors, Inc.    Corporation     Median    Corporation
                              -----------  ------------  ----------------  --------------  ---------------  ---------  -----------
SIZE ($ MILLIONS)
     Sales                     $3,711.9      $  145.8        $   47.6         $  337.7        $  162.7      $  162.7    $   25.3
     Assets                     3,407.1          57.2            25.3            253.1            71.1          71.1        21.3
     EBITDA                       345.0           3.6             1.3             28.7            21.5          21.5         0.3
     Enterprise Value           2,177.5          29.7            27.5             87.0           142.5          87.0         8.0

GROWTH
     Sales 5-year CAGR              3.5%         -0.5%           -1.4%             5.4%           12.0%          3.5%       -0.7%
     Sales 2002 Growth Rate        10.1%          8.0%            2.2%            -1.8%           20.8%          8.0%      -11.0%
     EBITDA 5-year CAGR            -8.3%        -10.3%          -28.6%            -1.4%           12.2%         -8.3%      -35.0%
     EBITDA 2002 Growth Rate       -1.8%           NM              NM             -5.1%           39.5%         -1.8%      -77.1%

PROFITABILITY
     Gross Profit Margin           26.4%         15.6%           16.9%            40.4%           23.1%         23.1%       22.4%
     EBITDA Margin                 13.1%          1.5%            3.1%            10.3%           12.5%         10.3%        5.5%
     EBIT Margin                    9.0%          0.5%           -1.7%             6.7%           11.1%          6.7%        3.3%
     Net Profit Margin              4.4%         -0.6%           -2.1%             2.3%            6.7%          2.3%        1.4%
     Return on Assets               4.8%         -1.4%           -3.0%             2.8%           11.7%          2.8%        2.6%
     Return on Equity              13.2%         -3.3%          -19.0%             6.6%           13.8%          6.6%        4.1%


(1) Unless otherwise noted, all margins and ratios represent five-year averages based on each guideline company's last five fiscal year ends. All dollars represent the latest financial information available. All Westerbeke margins and ratios reflect adjusted financial results.




--------------------------------------------------------------------------------
(WESTERBEKE LOGO)                    - 45 -    S t o u t | R i s i u s | R o s s

                   GUIDELINE COMPANY BALANCE SHEET RATIOS (1)


                                                 The Coast       Fountain
                                   Brunswick   Distribution      Powerboat         Johnson     Marine Products          Westerbeke
                                  Corporation  System, Inc.  Industries, Inc.  Outdoors, Inc.    Corporation    Median  Corporation
                                  -----------  ------------  ----------------  --------------  ---------------  ------  -----------
ACTIVITY
     Inventory Turnover                5.0          3.5             7.5              3.3              7.0         5.0       3.5
     Asset Turnover                    1.1          2.3             1.6              1.2              1.8         1.6       1.5

LIQUIDITY AND WORKING CAPITAL
     Current Ratio                     1.6          4.7             1.0              2.2              2.6         2.2       2.6
     Net Working Capital / Sales      19.0%        27.4%            5.8%            30.2%            10.4%       19.0%     23.1%

     Days in Accounts Receivable      40.4         31.6            17.1             55.5              4.6        31.6      29.6
     + Days in Inventories            75.5        105.1            53.5            116.8             52.4        75.5     105.7
     - Days in Accounts Payable       36.1         23.9            46.1             25.3              8.9        25.3      34.9
                                     -----        -----           -----            -----            -----       -----     -----
       Net Trade Cycle                79.8        112.9            24.5            147.0             48.0        79.8     100.3

LEVERAGE AND COVERAGE
     Liabilities / Equity              1.8          1.3             2.6              1.4              0.2         1.4       0.7
     Debt / (Debt + Equity)           37.7%        47.9%           52.7%            47.9%             0.0%       47.9%     23.6%
     Assets / Equity                   2.8          2.3             3.6              2.4              1.2         2.4       1.7
     Times Interest Earned             5.4          0.5            (0.7)             2.5               NM         1.5       6.7
     Debt / Enterprise Value          12.3%        71.4%           33.2%            14.0%             0.0%       14.0%     22.8%

OTHER
     Depreciation / Sales              4.2%         0.9%            4.7%             3.6%             1.4%        3.6%      2.1%
     Net Cap. Ex. / Sales              3.7%         0.1%            3.5%             2.9%             2.5%        2.9%      5.2%
     Income Tax Rate                  36.2%        40.8%           32.5%            38.8%            38.0%       38.0%     34.1%



(1) Unless otherwise noted, all margins and ratios represent five-year averages based on each guideline company's last five fiscal year ends. All dollars represent the latest financial information available. All Westerbeke margins and ratios reflect adjusted financial results.




--------------------------------------------------------------------------------
(WESTERBEKE LOGO)                    - 46 -    S t o u t | R i s i u s | R o s s

                  GUIDELINE COMPANY FINANCIAL RISK RANKINGS (1)

                                      Size
                             (Sales, in millions $)
--------------------------------------------------------------------------------

Brunswick Corporation                                                    3,711.9
Johnson Outdoors, Inc.                                                     337.7
Marine Products Corporation                                                162.7
The Coast Distribution System                                              145.8
Fountain Powerboat Industries                                               47.6
WESTERBEKE CORPORATION                                                      25.3

                                      Size
                       (Enterprise Value, in millions $)
--------------------------------------------------------------------------------

Brunswick Corporation                                                    2,177.5
Marine Products Corporation                                                142.5
Johnson Outdoors, Inc.                                                      87.0
The Coast Distribution System                                               29.7
Fountain Powerboat Industries                                               27.5
WESTERBEKE CORPORATION                                                       8.0

                               Historical Growth
                                 (1-Year Sales)
--------------------------------------------------------------------------------

Marine Products Corporation                                                20.8%
Brunswick Corporation                                                      10.1%
The Coast Distribution System                                               8.0%
Fountain Powerboat Industries                                               2.2%
Johnson Outdoors, Inc.                                                     -1.8%
WESTERBEKE CORPORATION                                                    -11.0%

                                Historical Growth
                                 (1-Year EBITDA)
--------------------------------------------------------------------------------

Marine Products Corporation                                                39.5%
Brunswick Corporation                                                      -1.8%
Johnson Outdoors, Inc.                                                     -5.1%
WESTERBEKE CORPORATION                                                    -77.1%
The Coast Distribution System                                                NM
Fountain Powerboat Industries                                                NM


                               Historical Growth
                                 (5-Year Sales)
--------------------------------------------------------------------------------

Marine Products Corporation                                                12.0%
Johnson Outdoors, Inc.                                                      5.4%
Brunswick Corporation                                                       3.5%
The Coast Distribution System                                              -0.5%
WESTERBEKE CORPORATION                                                     -0.7%
Fountain Powerboat Industries                                              -1.4%


                               Historical Growth
                                 (5-Year EBITDA)
--------------------------------------------------------------------------------

Marine Products Corporation                                                12.2%
Johnson Outdoors, Inc.                                                     -1.4%
Brunswick Corporation                                                      -8.3%
The Coast Distribution System                                             -10.3%
Fountain Powerboat Industries                                             -28.6%
WESTERBEKE CORPORATION                                                    -35.0%

                                Projected Growth
                                 (1-Year Sales)
--------------------------------------------------------------------------------

Fountain Powerboat Industries                                              30.5%
Marine Products Corporation                                                 8.8%
Brunswick Corporation                                                       3.2%
Johnson Outdoors, Inc.                                                     -7.2%
WESTERBEKE CORPORATION                                                    -10.1%
The Coast Distribution System                                                NA


                                Projected Growth
                                (1-Year EBITDA)
--------------------------------------------------------------------------------

WESTERBEKE CORPORATION                                                    122.8%
Marine Products Corporation                                                18.8%
Brunswick Corporation                                                      14.1%
Johnson Outdoors, Inc.                                                     -2.2%
Fountain Powerboat Industries                                                NM
The Coast Distribution System                                                NA


                                 Profitability
                                (EBITDA Margin)
--------------------------------------------------------------------------------

Brunswick Corporation                                                      13.1%
Marine Products Corporation                                                12.5%
Johnson Outdoors, Inc.                                                     10.3%
WESTERBEKE CORPORATION                                                      5.5%
Fountain Powerboat Industries                                               3.1%
The Coast Distribution System                                               1.5%

                                 Profitability
                               (Return on Assets)
--------------------------------------------------------------------------------

Marine Products Corporation                                                11.7%
Brunswick Corporation                                                       4.8%
Johnson Outdoors, Inc.                                                      2.8%
WESTERBEKE CORPORATION                                                      2.6%
The Coast Distribution System                                              -1.4%
Fountain Powerboat Industries                                              -3.0%

                                    Leverage
                                  (Debt to EV)
--------------------------------------------------------------------------------

The Coast Distribution System                                              71.4%
Fountain Powerboat Industries                                              33.2%
WESTERBEKE CORPORATION                                                     22.8%
Johnson Outdoors, Inc.                                                     14.0%
Brunswick Corporation                                                      12.3%
Marine Products Corporation                                                 0.0%

                                    Leverage
                            (Times Interest Earned)
--------------------------------------------------------------------------------

WESTERBEKE CORPORATION                                                      6.7X
Brunswick Corporation                                                       5.4x
Johnson Outdoors, Inc.                                                      2.5x
The Coast Distribution System                                               0.5x
Fountain Powerboat Industries                                              -0.7x
Marine Products Corporation                                                  NM

                                   Investment
                       (% Capital Expenditures to Sales)
--------------------------------------------------------------------------------

WESTERBEKE CORPORATION                                                      5.2%
Brunswick Corporation                                                       3.7%
Fountain Powerboat Industries                                               3.5%
Johnson Outdoors, Inc.                                                      2.9%
Marine Products Corporation                                                 2.5%
The Coast Distribution System                                               0.1%

                                    Turnover
                               (Sales to Assets)
--------------------------------------------------------------------------------

The Coast Distribution System                                               2.3x
Marine Products Corporation                                                 1.8x
Fountain Powerboat Industries                                               1.6x
WESTERBEKE CORPORATION                                                      1.5X
Johnson Outdoors, Inc.                                                      1.2x
Brunswick Corporation                                                       1.1x

                                   Liquidity
                        (% Net Working Capital to Sales)
--------------------------------------------------------------------------------

Johnson Outdoors, Inc.                                                     30.2%
The Coast Distribution System                                              27.4%
WESTERBEKE CORPORATION                                                     23.1%
Brunswick Corporation                                                      19.0%
Marine Products Corporation                                                10.4%
Fountain Powerboat Industries                                               5.8%

                                   Liquidity
                                (Current Ratio)
--------------------------------------------------------------------------------

The Coast Distribution System                                               4.7x
Marine Products Corporation                                                 2.6x
WESTERBEKE CORPORATION                                                      2.6X
Johnson Outdoors, Inc.                                                      2.2x
Brunswick Corporation                                                       1.6x
Fountain Powerboat Industries                                               1.0x



(1) Unless otherwise noted, all margins and ratios represent five-year averages based on each guideline company's last five fiscal year ends. All dollars represent the latest financial information available. All Westerbeke margins and ratios reflect adjusted financial results.


--------------------------------------------------------------------------------
(WESTERBEKE LOGO)                    - 47 -    S t o u t | R i s i u s | R o s s

                      GUIDELINE COMPANY DEBT-FREE MULTIPLES
                                 ($ IN MILLIONS)


                                                            EV / EBITDA                  EV / EBIT
                                          --------  ---------------------------  --------------------------
                                                    5-Year                       5-Year
                                             EV      Avg.    LFY    LTM    NFY    Avg.    LFY    LTM   NFY
                                          --------  ------  -----  -----  -----  ------  -----  -----  ----
Brunswick Corporation (2)                 $2,177.5   4.7x    6.3x   6.3x   5.5x   6.9x   11.1x  11.1x  8.1x
The Coast Distribution System, Inc. (1)       29.7  13.1x    8.4x   8.4x    NA   34.0x   11.2x  11.2x   NA
Fountain Powerboats Industries, Inc. (3)      27.5  14.8x     NM   20.8x   5.1x    NM      NM     NM   9.0x
Johnson Outdoors, Inc. (3)                    87.0   2.6x    2.8x   3.0x   2.9x   4.0x    4.1x   4.3x  4.1x
Marine Products Corporation (3)              142.5   8.5x    6.6x   6.6x   5.6x   9.6x    7.4x   7.4x  6.1x

Low                                                  2.6x    2.8x   3.0x   2.9x   4.0x    4.1x   4.3x  4.1x
High                                                14.8x    8.4x  20.8x   5.6x  34.0x   11.2x  11.2x  9.0x
Median                                               8.5x    6.5x   6.6x   5.3x   8.2x    9.2x   9.2x  7.1x
Mean                                                 8.8x    6.0x   9.0x   4.8x  13.6x    8.4x   8.5x  6.8x

WESTERBEKE                                     8.0   5.0X   23.0X  22.8X  10.3X   7.9X     NM     NM    NM

                                                  EV / SALES
                                          ---------------------------
                                          5-Year
                                           Avg.    LFY    LTM    NFY
                                          ------  -----  -----  -----
Brunswick Corporation (2)                 0.62x   0.59x  0.59x  0.57x
The Coast Distribution System, Inc. (1)   0.20x   0.20x  0.20x    NA
Fountain Powerboats Industries, Inc. (3)  0.56x   0.73x  0.58x  0.56x
Johnson Outdoors, Inc. (3)                0.27x   0.25x  0.26x  0.27x
Marine Products Corporation (3)           1.06x   0.88x  0.88x  0.81x

Low                                       0.20x   0.20x  0.20x  0.27x
High                                      1.06x   0.88x  0.88x  0.81x
Median                                    0.56x   0.59x  0.58x  0.57x
Mean                                      0.54x   0.53x  0.50x  0.55x

WESTERBEKE                                0.28X   0.31X  0.31X  0.35X

Footnotes
--------------------------------------------------------------------------------

1) No projections were available for this company.

2) Projected financial figures are based on projections provided by Thomson Financial.

3) Projected financial figures are based on projections provided by Thomson Financial and Stout Risius Ross, Inc. estimates.


--------------------------------------------------------------------------------
(WESTERBEKE LOGO)                    - 48 -    S t o u t | R i s i u s | R o s s

                    GUIDELINE COMPANY NON-DEBT FREE MULTIPLES
                                 ($ IN MILLIONS)


                                                          PRICE / EARNINGS        PRICE / GROSS CASH FLOW
                                          --------  ---------------------------  --------------------------
                                                    5-Year                       5-Year
                                            MVE      Avg.    LFY    LTM    NFY    Avg.    LFY    LTM   NFY
                                          --------  ------  -----  -----  -----  ------  -----  -----  ----
Brunswick Corporation (2)                 $1,910.5  12.2x   20.8x  20.8x  14.2x   6.3x    7.9x   7.9x  7.4x
The Coast Distribution System, Inc. (1)        8.5    NM    11.9x  11.9x    NA   20.1x    5.2x   5.2x   NA
Fountain Powerboats Industries, Inc. (3)      18.4    NM      NM     NM   14.9x  12.3x     NM   15.9x  5.2x
Johnson Outdoors, Inc. (3)                    74.8   9.6x    8.4x   9.1x   8.1x   3.8x    4.1x   4.5x  4.2x
Marine Products Corporation (3)              161.7  18.0x   13.9x  13.9x  11.3x  15.0x   11.8x  11.8x  9.9x

Low                                                  9.6x    8.4x   9.1x   8.1x   3.8x    4.1x   4.5x  4.2x
High                                                18.0x   20.8x  20.8x  14.9x  20.1x   11.8x  15.9x  9.9x
Median                                              12.2x   12.9x  12.9x  12.7x  12.3x    6.6x   7.9x  6.3x
Mean                                                13.3x   13.7x  13.9x  12.1x  11.5x    7.3x   9.1x  6.7x

WESTERBEKE                                     6.1  13.7X     NM     NM     NA    5.9X   23.2X  21.0X   NA


                                          PRICE / BOOK VALUE OF EQUITY
                                          ----------------------------
                                            5-Year
                                             Avg.   LFY   LTM    NFY
                                            ------  ---  ------  ---
Brunswick Corporation (2)                     NA    NA   173.4%  NA
The Coast Distribution System, Inc. (1)       NA    NA    41.8%  NA
Fountain Powerboats Industries, Inc. (3)      NA    NA   390.8%  NA
Johnson Outdoors, Inc. (3)                    NA    NA    57.4%  NA
Marine Products Corporation (3)               NA    NA   284.5%  NA

Low                                           NA    NA    41.8%  NA
High                                          NA    NA   390.8%  NA
Median                                        NA    NA   173.4%  NA
Mean                                          NA    NA   189.6%  NA

WESTERBEKE                                    NA    NA    43.4%  NA



Footnotes
--------------------------------------------------------------------------------

1) No projections were available for this company.

2) Projected financial figures are based on projections provided by Thomson Financial.

3) Projected financial figures are based on projections provided by Thomson Financial and Stout Risius Ross, Inc. estimates.



--------------------------------------------------------------------------------
(WESTERBEKE LOGO)                    - 49 -    S t o u t | R i s i u s | R o s s

                                    EXHIBIT E
                       SELECTED GOING-PRIVATE TRANSACTIONS

















--------------------------------------------------------------------------------
[WESTERBEKE LOGO]               - 50 -          S t o u t |R i s i u s | R o s s

                  SELECTED ACQUISITIONS OF MINORITY INTERESTS

                    (MICRO AND SMALL-CAPITALIZATION TARGETS)





Date                                                                            Deal            %
Announced      Target Name                    Acquiror Name                   Size ($mil)   Acquired
---------      -----------                    -------------                   -----------   --------

2/3/2003     9278 Communications Inc          NTSE Holding Corp                   1.10        45.80%


10/24/2001   US Medical Group Inc             Private Group Led by US             1.44        36.32%
                                              Medical Group Management

 5/16/2002   Balanced Care Corp               IPC Advisors Sarl                   3.99        46.70%


 3/27/2001   Hahn Automotive Warehouse Inc    Private Group Led by Hahn           1.71        36.00%
                                              Automotive Management

 2/11/1999   Meridian Sports Inc              Mafco Holdings Inc                  1.54        35.00%


10/27/2000   Neutral Posture Ergonomics Inc   Private Group Led by Neutral        2.82        38.00%
                                              Posture Egonomics Management

11/14/2000   PhyAmerica Physician Group Inc   Private Group Led by Majority       2.82        43.00%
                                              Shareholder of PhyAmerica

 1/24/2001   Firecom Inc                      Private Group Led by Firecom        2.35        31.20%
                                              Management

  8/5/2002   Sandata Technologies Inc         Sandata Acquisition Corp            1.21        25.60%


 8/13/2002   R-B Rubber Products Inc          Dash Multi-Corp Inc                 2.75        30.00%


11/22/2002   Unimark Group Inc (The)          M&M Nominee LLC                     5.13        37.50%


12/19/2000   VitaminShoppe.com Inc            Vitamin Shoppe Industries Inc       7.28        35.70%


11/13/2002   Media Source Inc                 Private Group Led by Media          2.65        34.10%
                                              Source Management

 2/21/2003   Coast Dental Services Inc        Private Group Led by Coast          4.61        49.00%
                                              Dental Services Management

 4/27/2001   Pierre Foods Inc                 PF Management Inc                   5.44        37.00%



                                                                                   Premium Paid over
                                                                                 x-day Trailing  Stock Price:
                                                                                ------------------------------

Date                                                                                                               Target Market
Announced      Target Name                    Acquiror Name                     1 Day       5 Days     30 Days       Cap ($mil)
---------      -----------                    -------------                     -----       ------     -------       ----------

2/3/2003     9278 Communications Inc          NTSE Holding Corp                 150.00%     233.33%    150.00%       1.13


10/24/2001   US Medical Group Inc             Private Group Led by US            20.00%      20.00%    -11.76%       3.39
                                              Medical Group Management

 5/16/2002   Balanced Care Corp               IPC Advisors Sarl                 150.00%     177.78%    127.27%       3.42


 3/27/2001   Hahn Automotive Warehouse Inc    Private Group Led by Hahn          33.33%      33.33%      9.89%       3.56
                                              Automotive Management

 2/11/1999   Meridian Sports Inc              Mafco Holdings Inc                 10.00%      44.74%     44.74%       4.00


10/27/2000   Neutral Posture Ergonomics Inc   Private Group Led by Neutral       74.62%      81.60%     69.40%       4.25
                                              Posture Egonomics Management

11/14/2000   PhyAmerica Physician Group Inc   Private Group Led by Majority      50.00%      50.00%     15.38%       4.37
                                              Shareholder of PhyAmerica

 1/24/2001   Firecom Inc                      Private Group Led by Firecom       59.09%      59.09%     34.62%       4.73
                                              Management

  8/5/2002   Sandata Technologies Inc         Sandata Acquisition Corp          282.00%     516.13%    180.88%       4.85


 8/13/2002   R-B Rubber Products Inc          Dash Multi-Corp Inc                83.01%      69.70%     95.80%       5.00


11/22/2002   Unimark Group Inc (The)          M&M Nominee LLC                   132.14%     160.00%     66.67%       5.89


12/19/2000   VitaminShoppe.com Inc            Vitamin Shoppe Industries Inc     222.58%     112.77%     58.73%       6.32


11/13/2002   Media Source Inc                 Private Group Led by Media         19.94%      54.84%     45.45%       6.48
                                              Source Management

 2/21/2003   Coast Dental Services Inc        Private Group Led by Coast         38.46%      47.54%     54.11%       6.80
                                              Dental Services Management

 4/27/2001   Pierre Foods Inc                 PF Management Inc                 101.61%      62.34%    121.24%       7.29




Source: FactSet Mergerstat LLC

--------------------------------------------------------------------------------
[WESTERBEKE LOGO]               - 51 -          S t o u t |R i s i u s | R o s s

                   SELECTED ACQUISITIONS OF MINORITY INTERESTS

                    (MICRO AND SMALL-CAPITALIZATION TARGETS)




Date                                                                                                                %
Announced      Target Name                          Acquiror Name                            Deal Size ($mil)    Acquired
---------      -----------                          -------------                            ----------------    --------

4/2/2001    Milestone Properties Inc                Concord Assets Group Inc                        3.56         31.20%


8/14/2001   National Home Centers Inc               Private Group Led by Majority                   3.65         36.51%
                                                    Shareholder of National Home Centers

3/24/2003   Judge Group Inc                         Private Group Led by Management of              4.62         40.00%
                                                    Judge Group Inc

4/10/2002   PartsBase Inc                           Private Group Led by PartsBase                  7.24         35.00%
                                                    Management

4/3/2002    CBNY Investment Services Corp           Private Group Led By CBNY Investment            2.84         26.40%
                                                    Services Mana

6/23/2000   American Educational Products Inc       Geneve Corp                                     5.46         45.00%



11/6/2000   Ellett Brothers Inc                     Private Group Led by Ellet Brothers             4.69         35.90%
                                                    Management

5/4/2000    Petroglyph Energy Inc                   Intermountain Industries Inc                    7.71         41.90%


3/21/2003   TROY Group Inc                          Dirk Inc                                       11.96         41.60%


2/6/2003    deltathree Inc                          D3 Acquisition Inc.                             5.92         29.00%


7/28/1999   Concord Fabrics Inc                     Private Group Led by Concord Fabrics           10.50        336.90%
                                                    Management

11/10/2000  Holts Cigar Holdings Inc                Private Group Led by Holts Cigar                8.34         25.94%
                                                    Holdings Management

8/13/2002   Oriole Homes Corp                       Levy Group (The)                               13.90         39.90%


4/30/2001   STV Group Inc                           Private Group Led By ESOP of STV               16.23         37.19%
                                                    Group Inc

3/8/1999    ENStar Inc                              Private Group Led by Majority                  13.02         35.00%
                                                    Shareholder of ENStar


                                                                                          Premium Paid over
                                                                                        x-day Trailing Stock Price:
                                                                                       ----------------------------

Date                                                                                                                  Target Market
Announced      Target Name                      Acquiror Name                           1 Day     5 Days     30 Days    Cap ($mil)
---------      -----------                      -------------                           -----     ------     -------    ----------

4/2/2001    Milestone Properties Inc            Concord Assets Group Inc                40.96%    40.96%     40.96%       8.06


8/14/2001   National Home Centers Inc           Private Group Led by Majority           21.74%    17.65%     35.92%       8.21
                                                Shareholder of National Home Centers

3/24/2003   Judge Group Inc                     Private Group Led by Management of      17.14%    12.33%     28.13%       9.87
                                                Judge Group Inc

4/10/2002   PartsBase Inc                       Private Group Led by PartsBase         108.33%   108.33%    108.33%       9.93
                                                Management

4/3/2002    CBNY Investment Services Corp       Private Group Led By CBNY Investment     1.30%     1.00%      1.00%      10.61
                                                Services Mana

6/23/2000   American Educational Products Inc   Geneve Corp                              5.26%     9.53%      9.53%      11.52



11/6/2000   Ellett Brothers Inc                 Private Group Led by Ellet Brothers      8.84%    18.96%     28.00%      12.00
                                                Management

5/4/2000    Petroglyph Energy Inc               Intermountain Industries Inc            42.50%   106.52%     26.67%      12.91


3/21/2003   TROY Group Inc                      Dirk Inc                               116.00%    80.00%     63.64%      13.31


2/6/2003    deltathree Inc                      D3 Acquisition Inc.                     37.25%    27.27%     48.94%      14.86


7/28/1999   Concord Fabrics Inc                 Private Group Led by Concord Fabrics    39.96%    35.63%     68.02%      20.33
                                                Management

11/10/2000  Holts Cigar Holdings Inc            Private Group Led by Holts Cigar        57.14%    44.36%     57.14%      20.47
                                                Holdings Management

8/13/2002   Oriole Homes Corp                   Levy Group (The)                        63.33%    63.33%     29.29%      21.33


4/30/2001   STV Group Inc                       Private Group Led By ESOP of STV        97.37%   110.28%     80.00%      22.11
                                                Group Inc

3/8/1999    ENStar Inc                          Private Group Led by Majority           56.25%    60.05%     44.84%      24.16
                                                Shareholder of ENStar

Source: FactSet Mergerstat LLC
--------------------------------------------------------------------------------
[WESTERBEKE LOGO]               - 52 -          S t o u t |R i s i u s | R o s s

                   SELECTED ACQUISITIONS OF MINORITY INTERESTS
                    (MICRO AND SMALL-CAPITALIZATION TARGETS)




Date                                                                                                            %
Announced      Target Name                       Acquiror Name                           Deal Size ($mil)    Acquired
---------      -----------                       -------------                           ----------------    --------

2/9/2001       Marketing Specialists Corp        Private Group Led By Richmont             1.40               16.80%
                                                 Capital Partners I L

9/18/2001      Organic Inc                       Seneca Investments LLC                    5.60               19.10%


1/16/2001      Leslie Fay Co Inc                 Three Cities Research Inc                 9.50               32.00%


8/3/2001       Lincoln Snacks Co                 Lincoln Snacks Acquisition Corp           3.07               10.20%


9/8/1999       Sunrise International Leasing     Private Group Led by Majority            13.03               37.40%
               Corp                              Shareholder of Sunrise International

11/16/2001     Ugly Duckling Corp                Private Group Led by Majority            16.91               39.00%
                                                 Shareholder of Ugly Duckling Corp.
4/5/2002       Century Builders Group Inc        Century Partners Group Ltd                3.53                9.50%


3/29/2000      ERC Industries Inc                Wood (John) Group PLC                     5.06               10.30%


1/22/2002      Rottlund Co Inc (The)             Private Group Led by Rottlund Co.        15.27               28.60%
                                                 Management

6/12/2002      Swiss Army Brands Inc             Victorinox AG                            24.71               33.10%


3/14/2002      Konover Property Trust            Prometheus Southeast Retail Trust        22.81               34.00%


2/25/2000      Spanlink Communications Inc       Private Group                            26.63               47.20%


9/3/1999       Digital Link Corp                 DLZ Corp                                 42.92               49.40%


2/24/1999      Industrial Scientific Corp        Private Group Led by Industrial          31.11               32.30%
                                                 Scientific Management

10/15/2001     IIC Industries Inc                CP Holdings Ltd                          12.70               20.00%


                                                                                        Premium Paid over
                                                                                   x-day Trailing Stock Price:
                                                                                   ------------------------------

Date                                                                                                                  Target Market
Announced   Target Name                     Acquiror Name                          1 Day        5 Days     30 Days       Cap ($mil)
---------   -----------                     -------------                          -----        ------     -------       ----------

2/9/2001    Marketing Specialists Corp      Private Group Led By Richmont           98.41%      66.67%     468.18%      24.98
                                            Capital Partners I L

9/18/2001   Organic Inc                     Seneca Investments LLC                  13.79%      17.86%      37.50%      25.78


1/16/2001   Leslie Fay Co Inc               Three Cities Research Inc               14.16%      17.65%     -16.67%      26.01


8/3/2001    Lincoln Snacks Co               Lincoln Snacks Acquisition Corp         12.90%      16.67%      27.27%      26.66


9/8/1999    Sunrise International Leasing   Private Group Led by Majority           23.53%      19.86%      23.53%      28.20
            Corp                            Shareholder of Sunrise International

11/16/2001  Ugly Duckling Corp              Private Group Led by Majority           41.77%      42.91%      30.74%      30.59
                                            Shareholder of Ugly Duckling Corp.
4/5/2002    Century Builders Group Inc      Century Partners Group Ltd               8.43%       7.14%     -10.00%      34.28


3/29/2000   ERC Industries Inc              Wood (John) Group PLC                   11.11%       6.67%     -86.09%      44.21


1/22/2002   Rottlund Co Inc (The)           Private Group Led by Rottlund Co.       18.06%      29.79%      46.63%      45.23
                                            Management

6/12/2002   Swiss Army Brands Inc           Victorinox AG                           41.73%      42.63%      40.85%      52.68


3/14/2002   Konover Property Trust          Prometheus Southeast Retail Trust       20.00%      20.00%      24.26%      55.91


2/25/2000   Spanlink Communications Inc     Private Group                          -2.33%        6.28%      56.95%      58.01


9/3/1999    Digital Link Corp               DLZ Corp                                32.48%      29.47%      14.21%      65.59


2/24/1999   Industrial Scientific Corp      Private Group Led by Industrial         39.02%      39.84%      20.00%      69.27
                                            Scientific Management

10/15/2001  IIC Industries Inc              CP Holdings Ltd                        -16.00%     -16.00%     -12.50%      75.57

Source: FactSet Mergerstat LLC


--------------------------------------------------------------------------------
[WESTERBEKE LOGO]               - 53 -          S t o u t |R i s i u s | R o s s

                   SELECTED ACQUISITIONS OF MINORITY INTERESTS

                    (MICRO AND SMALL-CAPITALIZATION TARGETS)




  Date                                                                                                       %
Announced      Target Name                      Acquiror Name                         Deal Size ($mil)    Acquired
---------      -----------                      -------------                         ----------------    --------

10/11/2002     Landair Corp                     Private Group Led by Majority                28.75         29.00%
                                                Shareholder of Landair Corp.
10/25/2000     Uno Restaurant Corp              Private Group Led By Uno                     40.76         38.00%
                                                Restaurant Management

2/13/2002      Deltek Systems Inc               DF Merger Co Inc                             49.12         44.70%


10/23/2001     Transcontinental Realty          Basic Capital Management Inc                 21.21         15.00%
               Investors Inc


4/9/1999       Meadowcraft Inc                  Private Group Led by Majority                53.16         27.00%
                                                Shareholder of Meadowcraft

12/8/1999      Robertson-Ceco Corp              Heico Holdings Inc                           56.46         30.50%


1/18/2000      Conning Corp                     Metropolitan Life Insurance Co               66.33         39.00%


4/24/2000      Cherry Corp                      Private Group Led by Majority               127.73         48.00%
                                                Shareholder of Cherry Corp.

8/28/2000      800-JR Cigar Inc                 L&LR Inc                                     40.12         21.60%


10/1/2001      NCH Corp                         Private Group                               120.66         43.30%


12/13/2000     NPC International Inc            Mergeco Inc                                  88.34         35.00%


5/11/2001      US Timberlands Co LP             Private Group Led By US Timberland           11.32        32.00%
                                                Management

10/17/2001     Market America Inc               Private Group Led by Market                  35.73         23.00%
                                                America Management

7/8/2002       International Specialty          Private Group Led by International          131.61         19.60%
               Products Inc                     Specialty Products Management

3/24/1999      Knoll Inc                        Warburg Pincus (EM) & Co LLC                445.68         40.00%

                                                                                        Premium Paid over
                                                                                     x-day Trailing Stock Price:
                                                                                    --------------------------------
  Date                                                                                                                 Target Market
Announced      Target Name                      Acquiror Name                       1 Day       5 Days      30 Days      Cap ($mil)
---------      -----------                      -------------                       -----       ------      -------      ----------


10/11/2002     Landair Corp                     Private Group Led by Majority       25.00%      31.05%      35.56%      79.31
                                                Shareholder of Landair Corp.
10/25/2000     Uno Restaurant Corp              Private Group Led By Uno            33.38%      60.89%      34.48%      80.41
                                                Restaurant Management

2/13/2002      Deltek Systems Inc               DF Merger Co Inc                    18.38%      28.60%      61.76%      92.83


10/23/2001     Transcontinental Realty          Basic Capital Management Inc        45.83%      38.89%      37.80%      96.94
               Investors Inc


4/9/1999       Meadowcraft Inc                  Private Group Led by Majority       65.02%      66.67%      49.48%     119.30
                                                Shareholder of Meadowcraft

12/8/1999      Robertson-Ceco Corp              Heico Holdings Inc                  45.94%      43.75%      55.83%     126.95


1/18/2000      Conning Corp                     Metropolitan Life Insurance Co      30.75%      33.26%      47.06%     130.07


4/24/2000      Cherry Corp                      Private Group Led by Majority       03.08%     109.03%      43.63%     131.04
                                                Shareholder of Cherry Corp.

8/28/2000      800-JR Cigar Inc                 L&LR Inc                            20.93%      18.83%      26.83%     153.61


10/1/2001      NCH Corp                         Private Group                       33.96%      33.59%      19.07%     208.01


12/13/2000     NPC International Inc            Mergeco Inc                          8.65%      10.00%       6.85%     232.29


5/11/2001      US Timberlands Co LP             Private Group Led By US Timberland  60.26%     -60.88%     -64.24%     278.09
                                                Management

10/17/2001     Market America Inc               Private Group Led by Market         79.78%      81.82%      86.05%     375.73
                                                America Management

7/8/2002       International Specialty          Private Group Led by International  35.53%      33.77%      19.77%     495.46
               Products Inc                     Specialty Products Management

3/24/1999      Knoll Inc                        Warburg Pincus (EM) & Co LLC        83.61%      51.84%      24.78%     606.85



Source: FactSet Mergerstat LLC
--------------------------------------------------------------------------------
[WESTERBEKE LOGO]               - 54 -          S t o u t |R i s i u s | R o s s

                   SELECTED ACQUISITIONS OF MINORITY INTERESTS

                    (MICRO AND SMALL-CAPITALIZATION TARGETS)

                                                                                              Premium Paid over
                                                                                         x-day Trailing Stock Price:
                                                                                         ---------------------------
Date                                                                            %                                      Target Market
Announced   Target Name         Acquiror Name             Deal Size ($mil)   Acquired    1 Day     5 Days   30 Days      Cap ($mil)
---------   -----------         -------------             ----------------   --------    -----     ------   -------      ----------
5/14/2001   Agency.com Ltd      Seneca Investments LLC     44.62             34.30%      63.41%    45.02%   142.75%       NA


4/27/2000   Stratosphere Corp   Private Group               9.36             10.40%      13.72%    30.44%    30.44%       NA



                                               Minimum      1.10             9.50%      -60.26%   -60.88%   -86.09%       1.13
                                               Lower
                                               Quartile     3.74             28.70%      18.14%    19.90%    23.71%       7.87
                                               Median       9.43             35.00%      37.86%    40.40%    37.65%      24.57
                                               Mean        28.58             33.03%      50.71%    55.86%    49.28%      69.35
                                               Upper
                                               Quartile    28.22             39.00%      64.62%    63.08%    58.33%      76.50
                                               Maximum    445.68             49.40%     282.00%   516.13%   468.18%     606.85













Source: FactSet Mergerstat LLC
--------------------------------------------------------------------------------
[WESTERBEKE LOGO]               - 55 -          S t o u t |R i s i u s | R o s s

                                    EXHIBIT F
                    SELECTED MARINE INDUSTRY M&A TRANSACTIONS












--------------------------------------------------------------------------------
[WESTERBEKE LOGO]               - 56 -          S t o u t |R i s i u s | R o s s

                    SELECTED MARINE INDUSTRY M&A TRANSACTIONS

Date      Acquiror Name                             Target Name (Parent)                  Target Business Description
----      -------------                             --------------------                  ---------------------------

 12/3/02  Trelleborg AB                             Seaward International Inc.            Manufactures marine floating fenders


 9/13/02  Permira                                   Ferretti SpA                          Manufactures powerboats and luxury yachts


  8/6/02  Patriot Motorcycles Corp.                 Torque Engineering Corp.              Develops and manufactures engines for
                                                                                          luxury boats

  3/1/02  Zebco Sports Europe Ltd.                  Zebco European Operations             Manufacturer of fishing equipment
                                                    (Brunswick Corp.)

 12/4/01  TS&B Holdings Inc.                        S&J Manufacturing                     Manufacturer of pleasure boats


11/30/01  Brunswick Corp.                           Hatteras Yachts Inc.                  Manufacturer of luxury sportfishing
                                                    (Genmar Holdings Inc.)                convertibles and motor yachts

 6/29/01  WC Bradley Co.                            Zebco (Brunswick Corp.)               Manufacturer of fishing equipment


  6/5/01  Marine Products Corp.                     Robalo Marine Operations              Manufacturer of offshore sport fishing
                                                    (Brunswick Corp.)                     boats

 5/29/01  American International Industries Inc.    Dawson Marine, Inc.                   Sells outboard sport fishing boats


 3/12/01  Stellican Ltd.                            Chris-Craft (Genmar Holdings Inc.)    Manufacturer of speedboats and motor
                                                                                          cruisers

  3/8/01  Brunswick Corp.                           Princecraft Boats (Outboard Marine    Manufacturer of boats
                                                    Corp.)

  3/6/01  Bombardier Motor and Genmar Industries    Outboard Marine Corp.                 Manufacturer of boats and marine gasoline
                                                                                          engines

 2/15/01  Vanguard Sailboats                        Seitech Marine Products               Manufacturer of sailboats


 11/7/00  ZF Marine                                 Mathers Controls                      Manufacturer of marine propulsion control
                                                                                          systems



Source: FactSet Mergerstat LLC
--------------------------------------------------------------------------------
[WESTERBEKE LOGO]               - 57 -          S t o u t |R i s i u s | R o s s



                    SELECTED MARINE INDUSTRY M&A TRANSACTIONS

Date       Acquiror Name                         Target Name (Parent)                  Target Business Description
----       -------------                         --------------------                  ---------------------------

10/10/00   DaimlerChrysler AG                   Detroit Diesel Corp.                  Manufactures diesel engines


  4/5/00   Caterpillar, Inc.                    Sabre Engines Ltd.                    Manufacturer of marine diesel engines


 2/17/00   LBG Acquisitions                     Cigarette Racing Team, Inc.           Manufactures custom racing boats


 9/27/99   Brunswick Corp.                      Pinpoint Network Fishing Systems      Manufactures trolling motors and sonar fishing
                                                                                      equipment

  6/1/99   Quintessence Oil Co.                 IPSL, Inc.                            Develops and manufactures engines for luxury
                                                                                      boats

  4/1/99   Mark IV Industries, Inc.             Lombardini FIM SpA                    Manufacturer of small diesel engines for auto,
                                                                                      industrial, and marine uses

 6/14/99   Uniroyal Technology Corp.            Happel Marine, Inc.                   Manufactures custom plastic products for the
                                                                                      marine industry including entry systems,
                                                                                      cabinets, and doors

  4/8/99   Johnson Worldwide Associates, Inc.   Escape Sailboat Co. LLC               Manufacturer of recreational sailboats


  2/2/99   Caterpillar, Inc.                    F.G. Wilson (Emerson Electric Co.)    Packager of diesel powered generator sets


 3/30/98   Caterpillar, Inc.                    Perkins                               Manufacturer of small and medium-sized
                                                                                      diesel engines



Source: FactSet Mergerstat LLC
--------------------------------------------------------------------------------
[WESTERBEKE LOGO]               - 58 -          S t o u t |R i s i u s | R o s s

                                    EXHIBIT G
                         SUMMARY OF VALUATION APPROACHES



Source: FactSet Mergerstat LLC
--------------------------------------------------------------------------------
[WESTERBEKE LOGO]               - 59 -          S t o u t |R i s i u s | R o s s

                         SUMMARY OF VALUATION APPROACHES

                 ($ IN THOUSANDS, EXCEPT PER-SHARE INFORMATION)


                                                Guideline Company Method                  Discounted Cash Flow Method
                                              -----------------------------     ----------------------------------------------
                                                  Low              High             Low             Median            High
                                                  ---              ----             ---             ------            ----

Enterprise Value                              $ 4,000,000      $ 9,000,000      $ 3,300,000      $ 4,700,000      $ 7,700,000

Less: Interest-bearing Debt                    (4,687,500)      (4,687,500)      (4,687,500)      (4,687,500)      (4,687,500)
Plus: Cash and Nonoperating Assets              2,876,300        2,876,300        2,876,300        2,876,300        2,876,300
                                              -----------      -----------      -----------      -----------      -----------
Value of Equity                                 2,188,800        7,188,800        1,488,800        2,888,800        5,888,800

Plus: Proceeds from "In-the-money" Options
Outstanding                                       168,750          168,750          168,750          168,750          168,750
                                              -----------      -----------      -----------      -----------      -----------
Adjusted Value of Equity                      $ 2,357,550      $ 7,357,550      $ 1,657,550      $ 3,057,550      $ 6,057,550


Basic Shares Outstanding                        1,954,809        1,954,809        1,954,809        1,954,809        1,954,809
Plus: "In-the-money" Options Outstanding          150,000          150,000          150,000          150,000          150,000
                                              -----------      -----------      -----------      -----------      -----------
Fully Diluted Shares Outstanding                2,104,809        2,104,809        2,104,809        2,104,809        2,104,809

Indicated Price Per Share                     $      1.12      $      3.50      $      0.79      $      1.45      $      2.88
                                              ===========      ===========      ===========      ===========      ===========

--------------------------------------------------------------------------------
[WESTERBEKE LOGO]               - 60 -          S t o u t |R i s i u s | R o s s